SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12

KNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 8, 2004

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Knology, Inc., which will be held at 1235 O.G. Skinner Drive, West Point, GA 31833, on May 4, at 10:00 a.m. EST.

The principal business of the meeting will be to:

•	elect two Class I directors and three Class II directors;

•	approve the elimination of designations for our preferred stock in our amended and restated certificate of incorporation;

•	approve certain changes in our amended and restated certificate of incorporation to the manner in which our non-voting common stock converts into common stock;

•	approve the limitation on stockholder action by written consent in our amended and restated certificate of incorporation;

•	approve the repricing of certain of our stock options;

•	approve the Amended and Restated 2002 Long-Term Incentive Plan; and

•	transact such other business as may properly come before the meeting.

During the meeting, we also will review the results of the past year.

We completed our public offering of common stock on December 23, 2003. As a result, all outstanding shares of our Series A, B, C and D preferred stock converted into shares of common stock and all outstanding shares of our Series E preferred stock converted into shares of non-voting common stock. The proposal to eliminate preferred stock designations will simplify our amended and restated certificate of incorporation and permit our board of directors greater flexibility in designating the terms of any future issuances of preferred stock.

The two Class I directors which you will be asked to elect at the meeting were previously elected by the holders of our Series B preferred stock. Since there are no longer any outstanding shares of our preferred stock, our nominating committee has nominated these two directors for re-election as directors to serve in Class I for a term to expire at the annual meeting of stockholders to be held in 2006.

We believe equity incentive awards are a critical component of our compensation arrangements for directors, officers and other employees. The options that are subject to the current repricing proposal all have an exercise price substantially above the current market price of our common stock. We do not believe that we can continue to retain employees that are vital to the growth and success of our company without providing them with an appropriate performance incentive. Through the option repricing, we intend to create better performance incentives for our employees, officers and directors, improve employee morale, and realign our compensation programs to more closely reflect current market and economic conditions.

The proxy statement provides detailed information about us and the proposals to be voted upon by our stockholders. Please give this information your careful attention.

Your vote is very important, regardless of the number of shares you own. To vote your shares, you may use the enclosed proxy card or attend the annual meeting in person.

Sincerely,

Rodger L. Johnson Chief Executive Officer

NOTICE OF THE 2004

ANNUAL MEETING OF STOCKHOLDERS

The 2004 Annual Meeting of Stockholders of Knology, Inc. will be held at 1235 O.G. Skinner Drive, West Point, GA 31833, on May 4, at 10:00 a.m. EST for the following purposes:

(1)	to elect two Class I directors and three Class II directors;

(2)	to approve the elimination of designations for our preferred stock in our amended and restated certificate of incorporation;

(3)	to approve certain changes in our amended and restated certificate of incorporation to the manner in which our non-voting common stock converts into common stock;

(4)	to approve the limitation on stockholder action by written consent in our amended and restated certificate of incorporation;

(5)	to approve the repricing of certain of our stock options;

(6)	to approve the Amended and Restated 2002 Long-Term Incentive Plan; and

(7)	to transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 11, 2004 are entitled to notice of and to vote at the annual meeting.

Whether or not you plan to attend the meeting, we urge you to vote your shares by signing, dating and mailing the enclosed proxy card in the envelope provided.

By Order of the Board of Directors

Chad S. Wachter Secretary

April 8, 2004

Page

Information About the Annual Meeting	2

Proposal 1: Election of Class I and Class II Directors	5

Proposal 2: Approval of the Elimination of Designations for our Preferred Stock in our Amended and Restated Certificate of Incorporation	5

Proposal 3: Approval of Certain Changes in Our Amended and Restated Certificate of Incorporation to the Manner in which our Non-Voting Common Stock Converts into Common Stock	6

Proposal 4: Approval of the Limitation on Stockholder Action by Written Consent in our Amended and Restated Certificate of Incorporation	8

Proposal 5: Approval of Stock Option Repricing through Cancellation and Grant of New Stock Options	8

Proposal 6: Approval of Amended and Restated 2002 Long-Term Incentive Plan	11

Information About Our Executive Officers, Directors and Nominees	18

Meetings and Committees of the Board	22

Director Compensation	25

Executive Compensation	25

Section 16(a) Beneficial Ownership Reporting Compliance	27

Comparison of Cumulative Total Return	28

Certain Relationships and Related Transactions	28

Principal Stockholders	30

Independent Public Accountants	32

Other Information	33

Exhibit A – Amended and Restated Certificate of Incorporation	A-1

Exhibit B – Amended and Restated 2002 Long-Term Incentive Plan	B-1

Exhibit C – Audit Committee Charter	C-1

i

PROXY STATEMENT

ANNUAL MEETING — MAY 4, 2004

This proxy statement is being furnished to the stockholders of Knology, Inc. in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders on May 4, 2004, and at any reconvened meeting following any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed on or about April 8, 2004 to stockholders of record at the close of business on March 11, 2004.

Our principal executive offices are located at 1241 O.G. Skinner Drive, West Point, Georgia 31833, and our telephone number at that address is (706) 645-3000. Our website is located at www.knology.com (the contents of the website are not part of this proxy statement).

INFORMATION ABOUT THE ANNUAL MEETING

Information About this Proxy Statement

We have sent you these proxy materials because our board of directors is soliciting your proxy to vote your shares at the annual meeting. If you own shares of our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting our transfer agent, Wachovia Bank, N.A., at 1525 West W.T. Harris Boulevard, 3C3, Charlotte, NC 28262, Attention: Topaze Miller, or by phone at (704) 590-7392. This proxy statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares.

Information About Voting

Our annual meeting will be held at 1235 O.G. Skinner Drive, West Point, GA 31833, on May 4, at 10:00 a.m. EST. Stockholders can vote in person at the annual meeting or by proxy. To vote by proxy, please sign, date and mail the enclosed proxy card using the envelope provided.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the card (your proxy holders) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you sign and return the card without indicating your instructions, your shares will be voted as follows:

•	FOR the election of two Class I directors and three Class II directors;

•	FOR the approval of the elimination of designations for our preferred stock in our amended and restated certificate of incorporation;

•	FOR the approval of certain changes in our amended and restated certificate of incorporation to the manner in which our non-voting common stock converts into common stock;

•	FOR the approval of the limitation on stockholder action by written consent in our amended and restated certificate of incorporation;

•	FOR the approval of the repricing of certain of our stock options; and

•	FOR the approval of the Amended and Restated 2002 Long-Term Incentive Plan.

You may revoke or change your proxy at any time before it is exercised by sending a written revocation to our Secretary, Chad S. Wachter, by providing a letter dated later than the date of your proxy or by voting in person at the meeting. Your latest vote, whether by proxy or in person, will be the one that is counted.

As of March 11, 2004, the record date for the annual meeting, there were 21,513,620 shares of common stock outstanding, 2,170,127 shares of non-voting common stock outstanding and no shares of preferred stock outstanding.

The holders of common stock will have one vote for each share of common stock they held as of the record date. The holders of non-voting common stock will have one vote for each share on non-voting common stock they held as of the record date but will only be entitled to vote at the annual meeting with respect to the proposal regarding the approval of certain changes in our amended and restated certificate of incorporation to the manner in which non-voting common stock converts into common stock.

Quorum Requirement

A quorum is necessary to hold a valid meeting. Under Delaware law and our bylaws, the holders of a majority of the shares entitled to vote at the annual meeting, who are present in person or represented by proxy, constitute a quorum, even if some holders abstain from voting on some or all matters introduced at the meeting. Like abstentions, broker non-votes will be counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, constitutes a quorum.

Votes Necessary for Action to be Taken

The two Class I nominees and the three Class II nominees for election to the board of directors will be elected at the annual meeting by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. We do not permit cumulative voting in the election of directors.

Under Delaware law and our amended and restated certificate of incorporation, each of the amendments to our certificate of incorporation requires the approval of the holders of a majority of the outstanding shares of common stock as of the record date. In addition, the amendment to the manner in which non-voting common stock converts into common stock also requires the approval of the holders of a majority of the outstanding shares of our non-voting common stock as of the record date, voting as a separate class.

Approval of the repricing of certain of our stock options and approval of the Amended and Restated 2002 Long-Term Incentive Plan each require the affirmative vote of a majority of the votes of the shares of common stock outstanding as of the record date present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Abstentions and broker non-votes will have no effect on the vote on the election of directors. Abstentions and broker non-votes will have the effect of a vote against the changes to our amended and restated certificate of incorporation. Abstentions will have the effect of a vote against approval of the repricing of certain of our stock options and the approval of the Amended and Restated 2002 Long-Term Incentive Plan. Broker non-votes will not be counted in determining the number of votes present in person or represented by proxy, and therefore will not have an effect on the approval of the approval of the repricing of certain of our stock options and approval of the Amended and Restated 2002 Long-Term Incentive Plan.

Other Matters

The board of directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. Under our bylaws, generally no business besides the proposals discussed in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the annual meeting, your proxy holders will act on such matter in their discretion.

Solicitation of Proxies

Some of our directors and officers, who will receive no additional compensation, may solicit proxies in person, and by telephone, telegraph, telecopy, facsimile, or mail, from brokerage houses and other institutions, nominees, fiduciaries, and custodians, who will be required to forward the proxy materials to beneficial owners of our common stock. We will, upon request, reimburse such intermediaries for their reasonable expenses in forwarding proxy materials, but will not pay fees, commissions, or other compensation.

PROPOSAL 1

ELECTION OF CLASS I AND CLASS II DIRECTORS

Our certificate of incorporation provides for a classified board of directors. The board of directors is divided into three classes. Each class has as equal a number of directors as possible. The directors in each class serve a three-year term and generally only one full class is elected at each annual meeting of stockholders.

Two of our directors, William Laverack, Jr. and Bret Pearlman, were elected to our board by the holders of our Series B preferred stock to serve a one-year term, pursuant to the terms of our amended and restated certificate of incorporation as currently in effect. Upon the completion of the public offering of our common stock on December 23, 2003, all of our outstanding Series B preferred stock converted into shares of common stock and the separate rights of holders of our Series B preferred stock ceased to be in effect.

Our nominating committee has nominated these two directors for re-election as directors to serve in Class I for a term to expire at the annual meeting of stockholders to be held in 2006. These two directors will join Mr. Richard S. Bodman and Mr. O. Gene Gabbard as Class I directors.

You are also being asked to elect three directors to serve in Class II for a term to expire at the annual meeting of stockholders to be held in 2007. Our nominating committee has nominated Mr. Alan A. Burgess, Mr. Donald W. Burton and Mr. William H. Scott, III for reelection as Class II directors.

For biographical information on all of the nominees, please see “Information About Our Executive Officers, Directors and Nominees.”

The board of directors has no reason to believe that any of the nominees for director will not be available for election. However, if a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the board of directors, or the board of directors may reduce the number of directors to be elected at the annual meeting. Each nominee has agreed to be named in this proxy statement and to serve if elected.

The board of directors recommends that you vote FOR all the Class I and Class II nominees.

PROPOSAL 2

APPROVAL OF THE ELIMINATION OF DESIGNATIONS FOR OUR PREFERRED STOCK

IN OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Approval by the stockholders of Proposal 2 will constitute approval of the elimination of designations for our preferred stock, including our Series A, B, C, D and E preferred stock. Assuming the approval of Proposals 2, 3 and 4, the amended and restated certificate of incorporation will be substantially in the form attached hereto as Exhibit A. If only Proposal 2 is approved, only those changes noted in Sections 4.5 and 4.6 of our amended and restated certificate of incorporation that relate to the Series A, B, C, D and E preferred stock will be made.

Purpose of the Proposed Change

At the closing of our public offering of common stock on December 23, 2003, all outstanding shares of our Series A, B, C and D preferred stock converted into shares of common stock and all outstanding shares of Series E preferred stock converted into shares of non-voting common stock. As a result, there are currently no outstanding shares of preferred stock.

The elimination of preferred stock designations will simplify our amended and restated certificate of incorporation and permit our board of directors greater flexibility in designating the terms of any future issuances of preferred stock.

Additionally, the existing preferred stock designations in our amended and restated certificate of incorporation contain a limitation on the amount of stock that may be reserved for issuance under option plans. Specifically, Section 4.5.4(k) of our amended and restated certificate of incorporation currently provides that up to 12% of our common stock outstanding on a fully diluted basis as of November 6, 2002, may be reserved for issuance upon the exercise of options granted to our employees, directors or consultants pursuant to an incentive compensation plan which have been approved and adopted by our board of directors. If the amended and restated certificate of incorporation is approved, this limitation on the amount of our common stock which may be reserved for issuance upon the exercise of options will no longer apply. As required under the rules of the Nasdaq National Market, however, any new option plans will remain subject to stockholder approval.

Our board of directors believes that adoption of this proposed amendment is in the best interests of our company and our stockholders, and the board of directors has unanimously approved the proposed amendment. The proposed amendment as reflected in the amended and restated certificate of incorporation will be effective as soon as practicable following stockholder approval. Our board of directors, however, reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the adoption of the proposed amendment, if, at any time prior to its effectiveness the board of directors determines, in its sole discretion, that it is no longer in the best interests of our company and our stockholders.

The board of directors unanimously recommends that you vote FOR the elimination of designations for our preferred stock in our amended and restated certificate of incorporation.

PROPOSAL 3

APPROVAL OF CERTAIN CHANGES IN OUR AMENDED AND RESTATED CERTIFICATE

OF INCORPORATION TO THE MANNER IN WHICH OUR NON-VOTING COMMON STOCK

CONVERTS INTO COMMON STOCK

Approval by the stockholders of Proposal 3 will constitute approval of certain changes in the manner in which non-voting common stock converts into common stock. Assuming the approval of Proposals 2, 3 and 4, the amended and restated certificate of incorporation will be substantially in the form attached hereto as Exhibit A. If only Proposal 3 is approved, only those changes noted in Sections 4.2, 4.3 and a new Section 4.5 of our amended and restated certificate of incorporation will be made.

Purpose of the Proposed Change

All of the shares of our non-voting common stock are currently held by SCANA Communications Holdings, Inc., or SCANA. The shares of our non-voting common stock are convertible into shares of our common stock when the shares of non-voting common stock are transferred to a person other than SCANA or one of its affiliates. The shares of non-voting common stock currently convert into shares of common stock on a one-to-one basis.

Our certificate of incorporation as currently in effect provides that if the outstanding shares of common stock are either subdivided or combined, a corresponding change must be made to the outstanding shares of non-voting common stock. The approval of Proposal 2 will eliminate the mechanism that ensures this. Additionally, because separate class votes of our common stock and non-voting common stock could be required to effect a stock split or combination of the common stock and non-voting common stock, respectively, this provision may give the holder of our non-voting common stock the right to block any stock split or combination of our common stock. Therefore, we have proposed amending our certificate of incorporation to provide that in the event of a stock split or combination with respect to the common stock, the rate at which our non-voting common stock converts into common stock will be proportionately adjusted automatically.

In the event of recapitalization or reclassification of our common stock, our certificate of incorporation as currently in effect provides that our non-voting common stock must be similarly recapitalized or reclassified. The approval of Proposal 2 will eliminate the mechanism that ensures this. We have proposed a new section that provides that in the event of recapitalization or reclassification of our common stock, our non-voting common stock will be similarly recapitalized or reclassified.

In the event of a capital reorganization, merger or consolidation, our certificate of incorporation as currently in effect provides that the holder of our non-voting common stock is entitled to receive the same consideration as a holder of common stock, but if such consideration is capital stock, it must be non-voting. Proposal 2 would add a new provision that provides that in the event of a capital reorganization, merger or consolidation, the holder of our non-voting common stock is entitled to receive the same consideration as the holders of our common stock, as if such shares had been converted into common stock immediately prior to such event, but if such consideration is our capital stock, it must be non-voting.

The holder of our non-voting common stock will still be entitled to receive dividends and distributions upon our dissolution, liquidation or winding up on parity with the holders of our common stock, but because the rate at which the non-voting common stock converts into common stock will now be adjusted upon stock splits and combination of the common stock rather than making such adjustments to the non-voting common stock itself, the non-voting common stock will receive such dividends and distributions as if such shares had been converted into common stock immediately prior to such dividend or distribution.

Our board of directors believes that adoption of this proposed amendment is in the best interests of our company and our stockholders, and the board of directors has unanimously approved the proposed amendment. The proposed amendment as reflected in the amended and restated certificate of incorporation will be effective as soon as practicable following stockholder approval. Our board of directors, however, reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the adoption of the proposed amendment, if, at any time prior to its effectiveness the board of directors determines, in its sole discretion, that it is no longer in the best interests of our company and our stockholders.

The board of directors unanimously recommends that you vote FOR the changes to the manner in which our non-voting common stock converts into common stock.

PROPOSAL 4

APPROVAL OF THE LIMITATION ON STOCKHOLDER ACTION BY WRITTEN CONSENT

IN OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Approval by the stockholders of Proposal 4 will constitute approval of the limitation on stockholder action by written consent. Assuming the approval of Proposals 2, 3 and 4, the amended and restated certificate of incorporation will be substantially in the form attached hereto as Exhibit A. If only Proposal 4 is approved, only those changes noted in new Section 12 of our amended and restated certificate of incorporation will be made.

Purpose of the Proposed Change

Under Delaware law any action which may be taken by our stockholders at a duly called and convened annual or special meeting may be taken by written consent of the stockholders, so long as consents from the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting are received. The proposed amendments to our certificate of incorporation would include a provision prohibiting stockholders from taking action by written consent unless our board of directors has approved such action in advance.

While our board of directors believes in the importance of holding stockholder meetings as a fundamental tool of corporate governance, it recognizes that the board may not have recourse to stockholder meetings in situations in which corporate action is required to be taken quickly. For example, the board may be required to authorize additional securities for issuance to raise capital on a timeframe which precludes the possibility of holding a stockholder meeting. In such situations, the board of directors would like the option of seeking stockholder approval by written consent rather than a meeting. To prevent abuse of the written consent process, this proposal would require any action submitted for approval by written consent to receive the prior approval of our board of directors.

Our board of directors believes that adoption of this proposed amendment is in the best interests of our company and our stockholders, and the board of directors has unanimously approved the proposed amendment. The proposed amendment as reflected in the amended and restated certificate of incorporation will be effective as soon as practicable following stockholder approval. Our board of directors, however, reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the adoption of the proposed amendment, if, at any time prior to its effectiveness the board of directors determines, in its sole discretion, that it is no longer in the best interests of our company and our stockholders.

The board of directors unanimously recommends that you vote FOR the limitation on stockholder action by written consent in our amended and restated certificate of incorporation.

PROPOSAL 5

APPROVAL OF STOCK OPTION REPRICING

THROUGH CANCELLATION AND GRANT OF NEW STOCK OPTIONS

On February 4, 2004, the board of directors approved a stock option repricing program, subject to stockholder approval at the annual meeting. Under this program, all outstanding options to purchase shares of our common stock granted prior to December 18, 2003 under the 2002 Long-Term Incentive Plan and having an exercise price of $18.70 per share will be cancelled and replaced with new options having an exercise price equal to the current fair market value of the underlying shares.

On February 4, 2004, the closing sale price of the our common stock was $10.21 per share, and options to purchase an aggregate of 1,539,594 shares of our common stock were outstanding under the 2002 Long-Term Incentive Plan. Of the 1,539,594 outstanding options, 904,082 were granted prior to our public offering of common stock in 2003 and have an exercise price equal to $18.70 per share, and 635,512 were granted immediately following the pricing of our public offering of common stock, and have an exercise price equal to $9.00 per share. Additionally, 373,000 options were granted on February 6, 2004 and have an exercise price equal to $10.09 per share.

Background

Equity incentive awards are a critical component of our compensation arrangements for directors, officers and other employees. They encourage our directors and employees to act as owners, which helps align their interests with those of our stockholders. We grant equity incentives to motivate and reward our employees to accomplish strategic business objectives and achieve results that lead to profitable growth and create value for our stockholders. We also grant equity incentives to enable us to attract and retain executive talent.

All of the stock options currently proposed to be repriced were issued in December 2002, following the completion of our financial restructuring. At that time, our board of directors determined that the exercise price of the then-outstanding stock options exceeded the then-current market value of the underlying option shares, which substantially impaired the effectiveness of such options as performance incentives. Effective as of December 31, 2002, the board cancelled all underwater stock options outstanding under our prior stock option plans and arrangements, and issued an equal number of replacement options under the 2002 Long-Term Incentive Plan. These replacement options were granted at an exercise price of $1.87 (or $18.70 after giving effect to the one-for-ten reverse stock split effective in November 2003), which the board believed was the then-current fair market value of our common stock.

In attempting to determine the fair market value of the common stock for the purpose of pricing the replacement stock options in the December 2002 repricing, the board referred to the per share liquidation preference of our Series D preferred stock issued to the former noteholders of our subsidiary, Knology Broadband, Inc., in our financial restructuring, which was $1.87 (or $18.70 on reverse-split-adjusted basis). In retrospect, it appears that the Series D preferred stock per share liquidation preference, which was a negotiated amount designed to effect the financial restructuring, was not an accurate measure of the true market value of the common stock at that time. For example, shortly after the earlier repricing, we understand that shares of Series D preferred stock were privately traded at a price corresponding (on a reverse-split-adjusted basis) to $9.00 per share. In addition, in light of the $9.00 public offering price of our common stock in December 2003, the board of directors believes that the fair market value of the common stock in December 2002 was substantially less than $18.70.

The repricing that is the subject of the current proposal is intended to bring the option prices to current fair market value based on the public trading price, which is a more reliable measure of fair market value than was available to the board of directors in December 2002. In essence, the current repricing is intended to rectify the incorrect assumptions as to market value made in the 2002 repricing and to give the earlier repricing its intended effect.

The option repricing will be effected through the cancellation of outstanding options followed by the subsequent grant of new options. The replacement options would have terms (including vesting schedules) identical to the cancelled options, except that the exercise price for the replacement options would be less than the exercise price of the cancelled options. For example, the replacement options will expire on the same date that the cancelled options would have expired. The replacement options will be vested as of the date of the exchange to the same extent that the corresponding cancelled options were vested as of such date, and any unvested portion of the replacement options will continue to vest quarterly, based on the holder’s continued service to us, over the remaining period during which the corresponding cancelled options would have vested. The replacement options will have an exercise price per share equal to the fair market value of our common stock on which the replacement options are granted, based on the closing price of our common stock as reported on the Nasdaq National Market on the date of grant to be set by our board of directors following stockholder approval. The ratio of cancelled options to replacement options will be one-to-one.

Purpose and Effects of the Option Repricing

Our compensation philosophy is to retain and motivate our employees, officers and directors through appropriate levels of cash and equity compensation. The options that are subject to the current repricing proposal all have an exercise price of $18.70 per share, which is significantly higher than the current market price of our common stock. For this reason, the board of directors believes that these options are unlikely to be exercised in the near future and are not providing proper performance incentives. Through the option repricing, we intend to create better performance incentives for our employees, officers and directors, improve employee morale, and realign our compensation programs to more closely reflect current market and economic conditions.

Effect on Stockholders

The option repricing will likely have a dilutive effect on our existing stockholders’ percentage ownership of us. As of February 6, 2004, options to purchase an aggregate of 1,919,974 shares of our common stock were outstanding under the 2002 Long-Term Incentive Plan. Of these options, 656,086 are currently exercisable with an exercise price of $18.70, which is significantly in excess of the current trading price of our common stock. If the option repricing is effected, all of these options with an $18.70 exercise price will be cancelled and replaced with an equal number of options having an exercise price equal to the trading price of our common stock on the Nasdaq National Market on the date such replacement options are granted. Following the option repricing, it will be more likely that a large number of these options will be exercised, which may result in dilution to our stockholders. In addition, the trading price of our common stock may decline due to the potential dilutive effects of the option repricing.

Accounting Treatment

We have adopted SFAS No. 123, “Accounting for Stock-Based Compensation.” This statement establishes financial accounting and reporting standards for stock-based employee compensation plans. SFAS 123 defines a fair value based method of accounting for stock compensation plans, under which compensation cost is measured at the grant date based on the fair value of the award, and is recognized over the vesting period. Under SFAS 123, when a company modifies an outstanding award, or exchanges an outstanding award for a new award, the company must recognize additional compensation expense equal to the fair value of the new or modified award, less the value of the old award immediately before the modification or exchange. We estimate that we will recognize approximately $1.7 million in compensation costs in connection with the option repricing.

U.S. Federal Income Tax Consequences

The option repricing should be treated as a non-taxable event. No income should be recognized for U.S. federal income tax purposes by us or our option holders upon the cancellation of the existing options or the grant of the replacement options.

The board of directors recommends that you vote FOR the stock option repricing.

PROPOSAL 6

APPROVAL OF AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE PLAN

On November 26, 2002, our board of directors adopted the Knology, Inc. 2002 Long-Term Incentive Plan, and our stockholders approved the plan on December 16, 2002. On February 4, 2004, our board of directors adopted, subject to stockholder approval at the annual meeting, amendments to the plan that would:

•	increase from 2,000,000 to 3,000,000 the total number of shares of common stock reserved and available for issuance pursuant to awards granted under the plan;

•	provide for awards of restricted stock units to participants under the plan;

•	provide that awards to non-employee directors may be made only in accordance with a formula program as approved by the board of directors from time to time; and

•	clarify that only shares actually issued under the plan count against the total number of shares reserved and available for issuance under the plan.

As of February 4, 2004, we had approximately 1,440 employees, officers and directors eligible to participate in the plan. As of February 4, 2004, there were 1,539,594 shares of our common stock subject to outstanding awards and 460,406 shares of our common stock were reserved and available for future awards under the plan. We granted an additional 373,000 options on February 6, 2004. If our stockholders do not approve the amended and restated plan, the plan will remain in effect in accordance with its current terms.

The board of directors recommends that you vote FOR the approval of the Amended and Restated 2002 Long-Term Incentive Plan.

The following is a summary of the provisions of the plan, as proposed to be amended. This summary is qualified in its entirety by the full text of the amended and restated plan, which is attached to this proxy statement as Exhibit B.

Summary of the Plan

Purpose. The purpose of the plan is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our stockholders and by providing participants with an incentive for outstanding performance.

Permissible Awards. The plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of common stock;

•	stock appreciation rights;

•	restricted stock;

•	restricted stock units;

•	performance awards payable in stock or cash;

•	dividend equivalents; and

•	other stock-based awards.

Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the plan is 3,000,000. Only shares actually issued under the plan count against the total number of shares available under the plan.

Limitations on Awards. The maximum number of shares of common stock with respect to one or more options and/or stock appreciation rights that may be granted under the plan to any one person during any one calendar year is 300,000. No more than $2,000,000 (valued as of the grant date of the award) in performance awards payable in cash may be granted to any one person during any one calendar year.

Administration. The plan is administered by the compensation and stock option committee of the board of directors. The committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The board of directors may at any time administer the plan. If it does so, it will have all the powers of the committee.

Stock Options. The committee is authorized to grant incentive stock options or non-qualified stock options under the plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code.

Stock Appreciation Rights. The committee may also grant stock appreciation rights. These provide the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the stock appreciation right as determined by the committee, which will ordinarily not be less than the fair market value of one share of common stock on the grant date.

Restricted Stock Unit Awards. The committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

Restricted Stock Awards. The committee may also make awards of restricted stock units to a participant, which will be subject to such restrictions on transferability and other restrictions as the committee may impose. Upon lapse of such restrictions, shares of common stock will be issued to the participant in settlement of the restricted stock units.

Performance Awards. The committee may grant performance awards that are designated in cash (performance units) or in shares of common stock (performance shares). The committee will have the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards in its discretion which, depending on the extent to which they are met, will determine the number and value of performance awards that will be paid to the participant.

Dividend Equivalents. The committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the committee. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the shares of common stock subject to an award, as determined by the committee.

Other Stock-Based Awards. The committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock as deemed by the committee to be consistent with the purposes of the plan, including, without limitation, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, and awards valued by reference to book value of shares of common stock or the value of securities of or the performance of specified parents or subsidiaries. The committee will determine the terms and conditions of any such awards.

Performance Goals. The committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, affiliate, department or function within the company or an affiliate:

•	earnings per share;

•	EBITDA (earnings before interest, taxes, depreciation and amortization);

•	EBIT (earnings before interest and taxes);

•	economic profit;

•	cash flow;

•	sales growth;

•	net profit before tax;

•	gross profit;

•	operating income or profit;

•	return on equity;

•	return on assets;

•	return on capital;

•	changes in working capital;

•	stockholder return;

•	number of customer connections;

•	average revenue per unit;

•	operating expense per connection; or

•	capital expenditure per net additional connection.

The committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the committee may permit other transfers where the committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant dies, retires or becomes disabled at any time, or if a change in control (as defined in the plan) occurs, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all restrictions on his or her outstanding awards will lapse. In each of the above cases except retirement, the committee also may (but need not) waive the achievement of performance goals under the participant’s Code Section 162(m) performance-based awards. In addition, the committee may in its discretion accelerate awards for any other reason in its discretion. The committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If Knology is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The board of directors or the committee may, at any time and from time to time, terminate or amend the plan without stockholder approval; but if an amendment to the plan would, in the reasonable opinion of the board or the committee, materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the plan, expand the types of awards provided under the plan, materially expand the class of participants eligible to participate in the plan, or otherwise constitute a material amendment requiring stockholder approval under applicable laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the board or the committee may condition any amendment on the approval the stockholders for any other reason, including necessity or advisability under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant. The committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the antidilution provisions of the plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior approval of our shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior approval of our shareholders.

Certain Federal Tax Effects

Non-qualified Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a non-qualified stock option under the plan. When the optionee exercises a non-qualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and we will be allowed as a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon issuance of shares of common stock in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount of the fair market value of the shares of stock will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Benefits to Named Executive Officers and Others

The table below reflects awards granted under the current plan during the fiscal year ended December 31, 2003 to the persons and groups shown in the table below. Any future awards under the plan will be made at the discretion of our board of directors or the committee, as the case may be. Consequently, we cannot determine, with respect to (1) our executive officers, (2) all current executive officers as a group, (3) all non-executive directors, as a group, or (4) all eligible participants, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received in the future by such persons or groups pursuant to the plan.

2002 Long-Term Incentive Plan

	Stock Option Grants (1)
Name and Position	Dollar Value of Options (2)		Number of Options

Rodger L. Johnson President and Chief Executive Officer	$0 313,875	(3)	13,352 202,500
Robert K. Mills Vice President, Chief Financial Officer and Treasurer	0 63,550	(3)	2,859 41,000
Anthony J. Palermo Vice President of Operations and Marketing	0 63,550	(3)	4,046 41,000
Thomas P. Barrett Vice President and Regional Manager	0 45,725	(3)	3,520 29,500
Bret T. McCants Vice President of Network Construction and Maintenance	0 36,425	(3)	3,386 23,500
All Executive Officers as a Group	0 733,150	(3)	60,504 473,000
All Non-Executive Directors as a Group	3,687		2,379
All Non-Executive Officer Employees as a Group	0 273,093	(3)	79,631 176,189

(1)	The weighted average exercise price per share for options granted to our named executive officers under the plan during the fiscal year ended December 31, 2003 was $9.72 per share.

(2)	The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. As of January 31, 2004, the fair market value of the shares was $10.55, based on the closing price of the common stock on that day.

(3)	These options, which are subject to the proposed stock option repricing described in Proposal 5, have an exercise price per share of $18.70, which is greater than the fair market value of the shares as of January 31, 2004.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS,

DIRECTORS AND NOMINEES

The following table sets forth information regarding our executive officers, directors and nominees for director. Our board of directors is divided among three classes, with members serving three-year terms expiring in the years indicated.

Name	Age	Position	Current Term Expires
Rodger L. Johnson	56	President, Chief Executive Officer and Director	2005
Robert K. Mills	40	Chief Financial Officer, Vice President of Finance and Administration and Treasurer
Felix L. Boccucci, Jr.	46	Vice President of Business Development
Marcus R. Luke, PhD	48	Chief Technology Officer
Bret T. McCants	44	Vice President of Network Services
Anthony J. Palermo, Jr.	49	Vice President of Operations and Marketing
Richard D. Perkins	45	Vice President of Information Technology
Andrew M. Sivell	43	Vice President of Network Operations
Chad S. Wachter	37	Vice President, General Counsel and Secretary
Campbell B. Lanier, III	53	Chairman of the Board	2005
Richard S. Bodman (3)	65	Director	2006
Alan A. Burgess (1)	68	Director	2004
Donald W. Burton (2)	59	Director	2004
Eugene I. Davis (1)(3)	48	Director	2005
O. Gene Gabbard (1)	63	Director	2006
William Laverack, Jr. (4)	46	Director	2004
Bret D. Pearlman (2)(4)	37	Director	2004
William H. Scott, III (2)	56	Director	2004

(1)	Member of the audit committee.

(2)	Member of the compensation and stock option committee.

(3)	Member of the nominating committee.

(4)	Previously elected by holders of Series B preferred stock and serving a one-year term.

Provided below are biographies of each of the officers, directors, and nominees for director listed in the table above. Some of our officers served as officers of our subsidiary, Knology Broadband, Inc. or Broadband, prior to our formation in September 1998. In the following biographies, we have included service with Broadband as service with us.

Rodger L. Johnson has served as President and as a director since April 1999, and as our Chief Executive Officer since June 1999. Prior to joining us, Mr. Johnson had served as President and Chief Executive Officer, as well as a Director, of Communications Central, Inc., a publicly traded provider of pay telephone services, since November 1995. Prior to joining Communications Central, Mr. Johnson served as the President and Chief Executive Officer of JKC Holdings, Inc., a consulting company providing advice to the information processing industry. In that capacity, Mr. Johnson also served as the Chief Operating Officer of CareCentric, Inc., a publicly traded medical software manufacturer. Before founding JKC Holdings, Inc., Mr. Johnson served for approximately eight years as the President and Chief Operating Officer and as the President and Chief Executive Officer of Firstwave Technologies, Inc., a publicly traded sales and marketing software provider. Mr. Johnson spent his early career from June 1971 to November 1984 with AT&T where he worked in numerous departments, including sales, marketing, engineering, operations and human resources. In his final job at AT&T, he directed the development of consumer market sales strategies for the northeastern United States, a territory encompassing 10.5 million customers at the time.

Robert K. Mills has served as Chief Financial Officer, Vice President of Finance and Administration, and Treasurer since November 1999. He worked for ITC Holding from September to November 1999 as Vice President of Corporate Development. From 1994 to September 1999, Mr. Mills served as Vice President—Treasurer and Strategic Planning of Powertel, Inc., which was a provider of wireless communications services. Mr. Mills is a CPA and from 1987 to 1994 practiced public accounting.

Felix L. Boccucci, Jr. has served as Vice President of Business Development since August 1997, and he served as the Chief Financial Officer, Treasurer and Secretary from November 1995 through August 1997. In addition, he currently serves as Vice President of Finance for Interstate Telephone and Valley Telephone Companies. From October 1994 until December 1995, Mr. Boccucci served as Vice President Finance—Broadband of ITC Holding. Prior to such time, Mr. Boccucci worked for GTE Corporation, a telecommunications company, which merged with Contel Corporation in March 1991. From May 1993 to October 1994, he served as a Senior Financial Analyst for GTE. From 1991 to 1993, Mr. Boccucci served as Financial Director for GTE’s Central Area Telephone Operations. From 1987 to 1991, he was the Assistant Vice President Controller in charge of Contel’s Eastern Region Telephone Operations comprising 13 companies in 12 states.

Marcus R. Luke, Ph.D. has served as Chief Technology Officer since August 1997. Prior to this he served as our Vice President of Network Construction from November 1995 until August 1997, and Director of Engineering of Cybernet Holding, L.L.C. from May 1995 until November 1995. Prior to joining us, Dr. Luke served as Southeast Division Construction Manager for Telecommunications, Inc., or TCI, from July 1993 to May 1995. From July 1987 to June 1993, he served as Area Technical Manager for TCI’s southeast area. Dr. Luke worked for Storer Communications Inc. from 1985 to 1987 as Vice President of Engineering. Prior to 1985, he spent 12 years in various engineering and management positions with Storer Communications Inc.

Bret T. McCants has served as Vice President of Network Services since April 1997. Prior to joining us, Mr. McCants was a co-founder of CSW Communications, Inc., or CSW. From January 1996 to April 1997, he served as CSW’s Director of Operations, and from 1994 to 1996, he participated in the development and managed the deployment of voice, data and interactive energy management equipment to homes in Laredo, Texas. Prior to joining CSW, Mr. McCants served in various capacities with Central Power and Light Company including as Corporate Manager of Commercial and Small Industrial Marketing from 1992 to 1994, and as Business Manager from 1990 to 1992. From 1982 to 1990, Mr. McCants held several positions in Sales, Marketing and Engineering at Central Power and Light Company.

Anthony J. Palermo, Jr. has served as Vice President of Operations and Marketing since July 1999. Prior to joining us, Mr. Palermo served as a consultant to Nokia and Optima Technologies from November 1998 through July 1999. From November 1995 to November 1998, Mr. Palermo was employed at Communications Central, Inc., where he served as Vice President of Sales, Marketing, and Operations. Prior to Communications Central, Inc., he spent six years at Firstwave Technologies, Inc., as Vice President of Operations and Chief Operating Officer. Prior to Firstwave Technologies, Mr. Palermo spent four years at Interactive Financial Services, a tax and financial planning software and service company. Mr. Palermo has also spent 11 years in the communications industry with AT&T Long Lines and RCA-Cylix.

Richard D. Perkins has served as Vice President of Information Technology since January 2003. From December 2001 to January 2003, Mr. Perkins served as an independent consultant for our billing department focusing on the development and deployment of our enterprise management system. From March 2001 to November 2001, Mr. Perkins served as Director of Business Development for Clarus Corporation, a leading provider of Web-based B2B solutions. From November 1991 to March 2001, Mr. Perkins served in management with Perot Systems concentrating in the area of systems design and deployment, specializing in the manufacturing and telecommunications industries. Mr. Perkins’ career began with seven years of systems design and development in the retail industry in Detroit, Michigan.

Andrew M. Sivell has served as Vice President of Network Operations since June 2003. From May 1998 to June 2003, Mr. Sivell served as our Director of Network Operations. Mr. Sivell has extensive experience, having held technical management positions with Interstate Fibernet, Intercel, MCI, Telecom USA and Southern Net. Mr. Sivell has 23 years of experience in the communications industry.

Chad S. Wachter has served as Vice President since October 1999 and as General Counsel and Secretary since August 1998. From April 1997 to August 1998, Mr. Wachter served as Assistant General Counsel of Powertel, Inc., which was a provider of wireless communications services. From May 1990 until April 1997, Mr. Wachter was an associate and then a partner with Capell, Howard, Knabe & Cobbs, P.A. in Montgomery, Alabama.

Campbell B. Lanier, III has been one of our directors since November 1995 and has served as our Chairman of the Board since September 1998. Since July 2003, Mr. Lanier has served as Chairman and Chief Executive Officer of Magnolia Holding Company, LLC; ITC Holding Company, LLC; and ITC Financial Services, LLC. Magnolia Holding Company, LLC and ITC Holding Company, LLC operate a promotional goods business, a transaction processing business and a consulting business. ITC Financial Services, LLC is a provider of stored value card services. Mr. Lanier served as Chairman of the Board and Chief Executive Officer of ITC Holding until May 2003 and served as a director of the company from its inception in May 1989 until its sale to West Corporation on May 9, 2003. In addition, Mr. Lanier was also an officer and director of several former subsidiaries of ITC Holding. In conjunction with the transaction with the West Corporation, the ITC Holding Company name was transferred to an entity owned by Mr. Lanier. Mr. Lanier also is Vice-Chairman of the Board and a director of ITC^DeltaCom, Inc., which provides wholesale and retail telecommunications services. Mr. Lanier has served as a Managing Director of South Atlantic Private Equity Fund, IV, Limited Partnership since July 1997.

Richard S. Bodman has been one of our directors since June 1996. Mr. Bodman has served since May 1996 as the Managing General Partner of VMS, Inc, managers of AT&T Ventures. From August 1990 to May 1996, Mr. Bodman served as Senior Vice President of Corporate Strategy and Development for AT&T. Mr. Bodman also is currently a director of Internet Security Systems, Inc. and SPACEHAB, Inc.

Alan A. Burgess has been one of our directors since January 1999. From 1967 until his retirement in 1997, Mr. Burgess was a partner with Accenture (formerly Andersen Consulting). Over his 30-year career he held a number of positions with Accenture, including Managing Partner of Regulated Industries from 1974 to 1989. In 1989, he assumed the role of Managing Partner of the Communications Industry Group. In addition, he served on Accenture’s Global Management council and was a member of the Partner Income Committee. Mr. Burgess is a nominee for Class II director.

Donald W. Burton has been one of our directors since January 1996. Since December 1983, he has served as Managing General Partner of South Atlantic Venture Funds. Mr. Burton also has been the General Partner of the Burton partnerships since October 1979. Since January 1981, he has served as President and Chairman of South Atlantic Capital Corporation. Mr. Burton also served on the board of directors of ITC Holding and serves on the board of directors of ITC^DeltaCom, Inc. He is a Director of Cluster A of the Merrill Lynch Investment Managers and several private companies. Mr. Burton also serves as a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Burton is a nominee for Class II director.

Eugene I. Davis has been one of our directors since November 2002. Mr. Davis is Chairman and Chief Executive Officer of Pirinate Consulting Group, L.L.C., a privately held consulting firm, and of RBX Industries, Inc., a manufacturer and distributor of rubber and plastic products. From May 1999 to June 2001, he served as Chief Executive Officer of SmarTalk Teleservices Corp., an independent provider of prepaid calling cards. Mr. Davis was Chief Operating Officer of Total-Tel Communications, Inc., a long-distance telecommunications provider from October 1998 to March 1999. Mr. Davis currently serves as a director of Metrocall Holdings, Inc., FLAG Telecom Holdings Limited, Metals USA, Inc., Elder-Beerman Stores, Inc. and Tipperary Corporation. Mr. Davis was elected to our board of directors pursuant to our stockholders agreement, which permitted certain holders of the Series D preferred stock to designate a nominee to serve as director for a three-year term.

O. Gene Gabbard has been one of our directors since September 2003. Mr. Gabbard has worked independently as an entrepreneur and consultant since February 1993. From August 1990 to January 1993, Mr. Gabbard served as Executive Vice President and Chief Financial Officer of MCI Communications Corporation. Mr. Gabbard also served from June 1998 to June 2002 on the board of ClearSource, Inc. (now Grande Communications Inc.), a provider of broadband communications services. Mr. Gabbard has served as a Managing Director of South Atlantic Private Equity Fund IV, Limited Partnership since March 1997. Mr. Gabbard previously served on the board of directors of ITC Holding and two of its affiliated publicly traded companies, ITC^DeltaCom, from July 1997 to February 2002, and Powertel, Inc., from 1993 to May 2001.

William Laverack, Jr. has been one of our directors since August 2000. Mr. Laverack is a Managing Partner of Whitney & Co., LLC, which he joined in 1993. Mr. Laverack is also a director of several privately held companies. Mr. Laverack was elected to our board pursuant to our stockholders agreement that provides, among other things, that so long as Whitney and its affiliates own at least 5% of our outstanding common stock on a fully diluted basis, we and other parties to our stockholders agreement will take all action within our power to cause a person designated by Whitney to be elected to our board of directors. Mr. Laverack is a nominee for Class I director.

Bret D. Pearlman has been one of our directors since March 2000. Mr. Pearlman became a Senior Managing Director of The Blackstone Group L.P. in January 2000. Mr. Pearlman has been involved in The Blackstone Group’s principal investing activities since 1989. Mr. Pearlman also serves as a director of Aspen Insurance Holdings. Mr. Pearlman was elected to our board pursuant to our stockholders agreement that provides, among other things, that so long as Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P. and Blackstone Family Investment Partnership III L.P. and their respective affiliates own at least 5% of our outstanding common stock on a fully diluted basis, we and the other parties to our stockholders agreement will take all action within our power to cause a person designated by Blackstone to be elected to our board of directors. Mr. Pearlman is a nominee for Class I director.

William H. Scott, III has been one of our directors since November 1995. Since July 2003, Mr. Scott has served as President of Magnolia Holding Company, LLC; ITC Holding Company, LLC; and President and director of ITC Financial Services, LLC. He served as President of ITC Holding from December 1991 and was a director of that company until its sale in May 2003. In addition, Mr. Scott is a director of several privately held companies. Mr. Scott is a nominee for Class II director.

MEETINGS AND COMMITTEES OF THE BOARD

The board of directors is responsible for oversight of our operations. Messrs. Lanier, Bodman, Burgess, Gabbard, Davis, Laverack, Pearlman and Scott, who constitute a majority of our directors, are independent as defined in the rules of the Nasdaq National Market. The board of directors has delegated certain of its authority to several board committees to assist in its supervision of our overall affairs. The board of directors met 10 times in 2003. In addition to meetings of the full board, directors also attended meetings of board committees. All of the directors attended at least 75% of all the meetings of the board of directors and the committees on which they served during fiscal year 2003.

Following the annual meeting, the board of directors will continue to consist of 10 directors. The board of directors currently has the following standing committees which meet on a regularly scheduled basis: audit committee, compensation and stock option committee, and nominating committee. The audit committee held five meetings during 2003, the compensation and stock option committee held four meetings during 2003, and the nominating committee held one meeting during 2003. It is our policy to encourage the members of the board of directors to attend the annual meeting of stockholders. Three members of the board attended the 2003 Annual Meeting of Stockholders. Communications to the board of directors, or to individual directors, may be sent to Knology, Inc., 1241 O.G. Skinner Drive, West Point, GA 31833, Attention: Chad S. Wachter, Vice President and General Counsel, to be forwarded as indicated.

Audit Committee

General. This committee makes recommendations to the board of directors with respect to the selection of independent accountants; the review and scope of audit arrangements; the independent accountants’ suggestions for strengthening internal controls; matters of concern to the committee, the independent accountants, or management relating to our financial statements or other results of the annual audit; the review of internal controls with our financial and accounting staff; the review of the activities and recommendations of our accounting staff; and the review of financial statements and other financial information which we publish.

Audit Committee Report. The audit committee consists of three directors who are independent under the rules of the Nasdaq National Market and the Securities and Exchange Commission, which means that, among other things, these directors are not our officers or employees and are free from any relationship that would interfere with their exercise of independent judgment as members of this committee. The board of directors has determined that one member of the audit committee, Mr. Gabbard, is an audit committee financial expert as defined under the rules of the Securities and Exchange Commission and otherwise financially sophisticated under the rules of the Nasdaq National Market. The committee operates under a written charter approved by the board of directors which is included in this proxy statement as Exhibit C and may be viewed online on our website at www.knology.com.

The committee reviews our financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2003 with our management and the independent accountants. Management is responsible for our financial statements and the financial reporting process, including internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent accountants the accountants’ independence from us and our management.

Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board of directors approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee

Alan A. Burgess

Eugene I. Davis

O. Gene Gabbard

Compensation and Stock Option Committee

General. Under rules established by the Securities and Exchange Commission, we are required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting our executive officers (including the named executive officers) during the past fiscal year. The report of the compensation and stock option committee is set forth below.

Compensation and Stock Option Committee Report. The compensation and stock option committee is responsible for determining and making recommendations to the board of directors concerning executive compensation, including base salaries, bonuses and the basis for their awards, stock options and other benefits.

The three principal components of our executive compensation are salary, bonus and stock options. These components are designed to facilitate fulfillment of the compensation objectives of our board of directors and the compensation and stock option committee, which objectives include (1) attracting, retaining and motivating qualified management, (2) recognizing individual initiative and achievement, (3) rewarding management for short and long term accomplishments and (4) aligning management compensation with the achievement of our goals and performance.

It is the compensation and stock option committee’s view that senior executives’ interests should complement those of the stockholders. Accordingly, consistent with prior practice, it is anticipated that a substantial portion of senior executive compensation above a base salary will be provided through bonuses tied to certain indicators of performance and through the grant of stock options, thus creating incentives for executives to achieve long-term objectives and increase stockholder value. Base salaries for new management employees are determined initially by evaluating the responsibilities of the position in question and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for similar positions at comparable companies. Annual bonuses are determined by evaluating the competitive marketplace, our performance, the performance of the executive and the responsibilities assumed by the executive.

The compensation and stock option committee has reviewed our existing management compensation arrangements and has consulted with the Chief Executive Officer to evaluate our current compensation programs, and believes that they are consistent with the philosophy of the compensation and stock option committee. Additionally, the compensation and stock option committee has made certain recommendations for the present year regarding evaluation criteria in connection with the incentive compensation to be awarded to our senior management.

Executive Officer Compensation. The determination of 2003 executive officer compensation by the compensation and stock option committee was made after a review and consideration of a number of factors, including each executive’s level of responsibility and commitment, level of performance (with respect to specific areas of responsibility and on an overall basis), past and present contribution to and achievement of our goals and performance, compensation levels at comparable companies and historical compensation levels, and following consultation with and recommendations from our Chief Executive Officer.

Chief Executive Officer Compensation. The principal factors considered by the compensation and stock option committee and the board of directors in determining the 2003 salary and bonus for our Chief Executive Officer included the factors described in the preceding paragraph, and it was the view of the compensation and stock option committee that Mr. Johnson’s 2003 compensation was reasonable. Based on such analysis, Mr. Johnson’s base salary was increased from $251,435 for 2002 to $303,612 for 2003, and his 2003 bonus was awarded based upon his achievement of measurement objectives during 2003 that the compensation and stock option committee established early in the year, including connections, average revenue per unit, churn, operating expense per connection, capital expense per net addition and EBITDA, as adjusted. Because Mr. Johnson exceeded the performance goals set by the compensation and stock option committee, Mr. Johnson was awarded a bonus in 2003 that exceeded 50% of his base salary.

Compensation and Stock Option Committee

Donald W. Burton

Bret D. Pearlman

William H. Scott, III

Nominating Committee

General. Our nominating committee is responsible for, among other things, reviewing our board structure, composition, and practices, and making recommendations on these matters to the board, as well as reviewing, soliciting and making recommendations to the board and stockholders with respect to candidates for election to the board. The members of our nominating committee are Messrs. Bodman and Davis, both of whom are independent under the rules of the Nasdaq National Market. The nominating committee operates under a written charter adopted by the board of directors which may be viewed online on our website at www.knology.com.

The nominating committee identifies and presents to the board of directors qualified nominees for nomination to the board and for service on committees of the board. Under its charter, the nominating committee is permitted to engage third-party advisers to aid in identifying board members. The nominating committee is responsible for periodically reviewing the appropriate skills, perspectives, experiences and characteristics required of board members or nominees in the context of the perceived needs of the board at the time. At a minimum, the nominating committee will consider (1) whether a board member or nominee is independent, (2) the number of other boards and committees on which the member/nominee serves, and (3) whether the individual provides the appropriate experience and expertise in light of the other members currently serving on the board and those whose terms are about to expire, and any other factors relating to the ability and willingness of a director/nominee to serve.

Our policy requires that the nominating committee evaluate nominees recommended by stockholders as required by the guidelines described above and pursuant to its charter. The nominating committee’s policy is to consider suggestions for board membership submitted by stockholders in accordance with the following procedures. Stockholders may nominate director nominees for consideration by delivering notice to our Secretary at our principal executive offices in accordance with the provisions of our bylaws and the provisions set forth herein under the heading “Other Information – Stockholder Proposals for the 2005 Annual Meeting.” All of the nominees for directors being voted upon at the 2004 annual meeting are directors standing for re-election.

DIRECTOR COMPENSATION

Our directors historically have not received directors’ fees. Mr. Davis, who was appointed to the board of directors pursuant to our stockholders agreement, as amended, receives a fee of $1,000 for attending each board and committee meeting. All directors are reimbursed for their reasonable out-of-pocket travel expenditures. Our directors, other than Mr. Davis, also have received grants of stock options, pursuant to the 2002 Long-Term Incentive Plan, upon their election to the board of directors. The number of options, if any, to be granted to directors is within the discretion of the board of directors or the compensation and stock option committee.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation for our chief executive officer and our other four most highly compensated executive officers as of December 31, 2003 (collectively, the named executive officers) for 2003, 2002 and 2001.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
	Year	Salary	Bonus	Awards	All Other Compensation (2)
Name and Principal Position				Securities Underlying Options (1)
Rodger L. Johnson President & Chief Executive Officer	2003 2002 2001	$303,612 251,435 236,764	$162,116 131,360 101,026	$215,852 2,717,083 397,577	$14,638 15,587 13,419

Robert K. Mills CFO, Vice, President of Finance and Administrative & Treasurer	2003 2002 2001	151,495 145,115 139,087	69,542 51,360 40,846	43,859 544,765 77,137	6,486 5,935 5,694

Anthony J. Palermo Vice President of Operations and Marketing	2003 2002 2001	214,822 205,178 186,449	82,146 72,321 53,907	45,046 567,480 79,962	11,791 9,524 9,561

Thomas P. Barrett Vice President and Regional Manager	2003 2002 2001	174,940 178,635 168,692	54,987 63,224 49,304	33,020 557,589 79,321	16,156 14,803 14,858

Bret T. McCants Vice President of Network Services	2003 2002 2001	175,802 171,847 155,688	46,471 60,821 44,866	26,886 383,766 54,452	10,681 10,279 10,002

(1)	All options are exercisable for shares of our common stock.

(2)	For fiscal year 2003, includes premiums on term life insurance ($2,838, $486, $991, $4,356 and $653 for Johnson, Mills, Palermo, Barrett and McCants, respectively), employer matching contributions to our 401(k) plan ($7,000, $6,000, $6,000, $7,000 and $5,228 for Johnson, Mills, Palermo, Barrett and McCants, respectively) and a car allowance ($4,800, $0, $4,800, $4,800 and $4,800 for Johnson, Mills, Palermo, Barrett and McCants, respectively).

Option Grants in Last Fiscal Year

The following table contains information about option awards made to the named executive officers during 2003.

Individual Grants
	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal 2003	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name					5%	10%
Rodger L. Johnson	13,352 62,500 140,000	2 8 18%	$18.70 9.00 9.00	4/29/13 12/18/13 12/18/13	$157,020 353,750 792,400	$397,890 896,250 2,007,600

Robert K. Mills	2,859 19,000 22,000	0.4 2 3	18.70 9.00 9.00	4/29/13 12/18/13 12/18/13	33,622 107,540 124,520	85,198 272,460 315,480

Anthony J. Palermo	4,046 19,000 22,000	0.5 2 3	18.70 9.00 9.00	4/29/13 12/18/13 12/18/13	47,581 107,540 124,520	120,571 272,460 315,480

Thomas P. Barrett	3,520 12,500 17,000	0.4 2 2	18.70 9.00 9.00	4/29/13 12/18/13 12/18/13	41,395 70,750 96,220	104,896 179,250 243,780

Bret T. McCants	3,386 6,500 17,000	0.4 0.8 2	18.70 9.00 9.00	4/29/13 12/18/13 12/18/13	39,819 36,790 96,220	100,903 93,210 243,780

(1)	Options generally vest over five years unless such person’s employment is terminated, in which case options that have not vested at that time will terminate.

(2)	Values shown are the result of calculation at assumed 5% and 10% appreciation rates called for by the Securities and Exchange Commission and are not intended to forecast possible future appreciation in the market price of our common stock.

Option Exercises and Fiscal Year-End Values

None of the named executive officers exercised any stock options during 2003. The table below shows the number of shares of our common stock covered by both exercisable and unexercisable stock options held by our named executive officers as of December 31, 2003. The table also reflects the values for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of the common stock as of December 31, 2003.

	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-The-Money Options at December 31, 2003 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Rodger L. Johnson	1,669	214,183	$0.00	$6,075.00
Robert K. Mills	357	43,502	0.00	1,230.00
Anthony J. Palermo	506	44,540	0.00	1,230.00
Thomas P. Barrett	440	32,580	0.00	885.00
Bret T. McCants	423	26,463	0.00	705.00

(1)	The value of the unexercised in-the-money options as of December 31, 2003 was calculated using a market price of $9.03 per share.

Equity Compensation Plan Information

The following table gives information about the common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2003. The table does not include the additional shares that may be issued pursuant to the proposed Amended and Restated 2002 Long-Term Incentive Plan that is the subject of Proposal 5 of this proxy statement.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	1,539,594	(1)	$14.61	460,406	(3)
	270,660	(2)	$15.41	0
Equity Compensation Plans Not Approved by Stockholders	0		0	0
Total	1,810,254		$14.73	460,406

(1)	Options to purchase common stock pursuant to the Knology, Inc. 2002 Long-Term Incentive Plan.

(2)	Options to purchase common stock pursuant to the Knology, Inc Spin-Off Plan.

(3)	Shares reserved for issuance under the 2002 Long-Term Incentive Plan are available for issuance pursuant to the exercise of options or other rights to acquire common stock, or may be granted as awards of restricted stock, performance shares or unrestricted stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors and executive officers file reports with the SEC indicating the number of shares of any class of our equity securities they owned when they became a director or executive officer and any changes thereafter in their ownership of our equity securities. These reports are required by Section 16(a) of the Securities Exchange Act of 1934, as amended. To our knowledge, based solely on a review of the copies of such reports furnished to us during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with by such persons, except that Mr. Davis filed a late Form 4.

COMPARISON OF CUMULATIVE TOTAL RETURN

The following graph and table set forth our cumulative stockholder return as compared to the NASDAQ Composite Index and the NASDAQ Telecommunications Index since the close of business on December 18, 2003.

Note: The stock price performance shown on the graph and table below is not necessarily indicative of future price performance.

	December 18, 2003	December 31, 2003
Knology, Inc.	$100.00	$96.27
NASDAQ Composite	100.00	102.41
NASDAQ Telecommunications	100.00	105.39

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We were formerly a subsidiary of ITC Holding. We own 100% of Broadband, Interstate Telephone, Valley Telephone, Globe Telecommunications and ITC Globe, each of which ITC Holding owned separately before we owned it. ITC Holding determined that Broadband and these other companies had complementary growth prospects and that combining their businesses would enhance their ability to take advantage of opportunities in target markets. To accomplish this, ITC Holding formed us in September 1998 and, in November 1999, contributed these companies to us along with other related assets. In February 2000, ITC Holding distributed to its stockholders and option holders all of its shares of our stock, and options to purchase shares of our stock, which we refer to as our spin-off from ITC Holding. On May 9, 2003, West Corporation acquired ITC Holding and its subsidiary, InterCall.

Certain of our directors and officers hold or held the following positions with companies that were previously affiliated with us:

•	Campbell B. Lanier, III, the chairman of our board of directors, previously served as chairman of the board and chief executive officer of ITC Holding and all of its subsidiaries, including InterCall, and was also a director of companies that were formerly subsidiaries of ITC Holding.

•	William H. Scott, III, one of our directors, previously served as president, chief operating officer and a director of ITC Holding and all of its subsidiaries, including InterCall, and was also a director of companies that were formerly subsidiaries of ITC Holding.

•	Donald W. Burton, one of our directors, previously served as a director of ITC Holding.

•	O. Gene Gabbard, one of our directors, previously served as a director of ITC Holding.

We were affiliated with all of these companies by reason of our common stockholder bases and common directorships, and we have or formerly had business relationships with some of them, as described in detail below.

In January 2000, InterCall loaned us $29.7 million under a line of credit. The proceeds of this loan were to be used for construction by Broadband of its network and for working capital. This loan accrued interest at a rate of 11 3/4% per year and had a maturity date of March 31, 2000. Under the terms of this loan, InterCall converted all of the principal and interest of the loan into options to purchase shares of our Series A preferred stock. InterCall paid $47.50 for each share subject to an option, which was the value placed on the shares underlying the options for purposes of the spin-off. The parties agreed as part of the conversion transaction that we would pay the option exercise prices to ITC Holding when they were received by us. A residual note evidences this agreement. In connection with its acquisition by West Corporation in May 2003, ITC Holding transferred the residual note to Magnolia Holding Company, LLC, a limited liability company in which many of the former ITC Holding stockholders are members, including Messrs. Lanier, Scott and Burton. Under the residual note, no amount is due to Magnolia from us in the event of an option expiring or terminating.

Our insurance broker is J. Smith Lanier & Co. Campbell B. Lanier, III’s brother and uncle are the principal owners of this insurance brokerage company, both of whom, as stockholders in ITC Holding, received shares of our Series A preferred stock in the spin-off, which converted to shares of our common stock at the closing of our public offering in December 2003. Smith Lanier & Co. and Mr. J. Smith Lanier II also own shares of our common stock. In 2003, this company charged us $927,000 for insurance services.

On December 1, 2003, we obtained a $6.7 million loan from Campbell B. Lanier, III pursuant to the terms of a promissory note to finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) of certain equipment, inventory or network assets related to the acquisition of the cable system in Cerritos, California from Verizon Media. Amounts outstanding under the note bore interest at a rate of 12% per annum, and the note matured on the earlier of the tenth day following the completion of our common stock offering and March 31, 2004. We repaid the note, including all accrued interest, on the date that the common stock offering was completed.

We lease pole space from South Carolina Electric & Gas Co., an affiliate of SCANA, which is one of our largest stockholders and note holders and was a principal investor in us in the past, as discussed below. We lease this pole space pursuant to an annual pole attachment agreement. In 2003, we paid $344,000 under this agreement.

We have adopted a policy requiring that any material transactions between us and others affiliated with our officers, directors or principal stockholders be on terms no less favorable to us than reasonably could have been obtained in arm’s-length transactions with independent third parties.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation and stock option committee are Messrs. Scott, Pearlman and Burton. Each of Messrs. Scott and Burton served as a director or executive officer of ITC Holding until May 9, 2003. Prior to its acquisition by West Corporation, we engaged in several transactions with ITC Holding or its affiliates, as discussed above.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of our common stock and non-voting common stock as of March 31, 2004 for the following persons:

•	each person known by us to beneficially own more than 5% of our outstanding common stock or non-voting common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each of the named individuals is c/o Knology, Inc., 1241 O.G. Skinner Drive, West Point, Georgia, 31833.

Name of beneficial owner	Shares beneficially owned(1)	Percentage of shares beneficially owned(2)
COMMON STOCK
SCANA Communications Holdings, Inc.(3)	2,581,773	12.0%
J. H. Whitney IV, L.P.(4)	1,585,123	7.4
The Blackstone Group(5)	1,205,509	5.6
Rodger L. Johnson(6)	243,342	1.1
Robert K. Mills(7)	50,831	*
Anthony J. Palermo(8)	51,651	*
Thomas P. Barrett(9)	49,497	*
Bret T. McCants(10)	33,669	*
Campbell B. Lanier, III(11)	1,376,414	6.4
Richard S. Bodman(12)	473,551	2.2
Alan A. Burgess(13)	4,730	*
Donald W. Burton(14)	1,212,412	5.6
Eugene I. Davis(15)	7,700	*
O. Gene Gabbard(16)	63,290	*
William H. Laverack, Jr.(4)	1,585,123	7.4
Bret Pearlman(5)	1,205,509	5.6
William H. Scott, III(18)	148,830	*
All executive officers and directors as a group (19 persons)	6,484,363	26.7

NON-VOTING COMMON STOCK
SCANA Communications Holdings, Inc.(3)	2,170,127	100%

*	Less than 1%

(1)	A person is deemed to be a “beneficial owner” of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from March 31, 2004. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated.

(2)	For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days from March 31, 2004 were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.

(3)	The address of SCANA Communications Holdings, Inc. is 200 West Ninth Street Plaza, Suite 600 Wilmington, Delaware 19801. Includes 16,508 shares issuable under warrants.

(4)	The address of J. H. Whitney IV, L.P. is 177 Broad Street, Stamford, Connecticut 06901. The general partner of J. H. Whitney IV, L.P. is J. H. Whitney Equity Partners IV, LLC, of which William Laverack, Jr. is a managing member.

(5)	The address of Blackstone Management Associates III L.L.C. is 345 Park Avenue, 31st Floor, New York, New York 10154. Includes 959,943 shares held by Blackstone CCC Capital Partners L.P., 173,235 shares held by Blackstone CCC Offshore Capital Partners L.P. and 72,331 shares held by Blackstone Family Investment Partnership III L.P., for each of which Blackstone Management Associates III L.L.C. is the general partner and of which Bret Pearlman is a member.

(6)	Includes 241,855 shares issuable under options.

(7)	Includes 49,948 shares issuable under options.

(8)	Includes 50,164 shares issuable under options.

(9)	Includes 49,497 shares issuable under options.

(10)	Includes 33,103 shares issuable under options.

(11)	Includes 12,648 shares held by the Jane Lowery Zachry Hyatt Lanier Trust, of which Mr. Lanier is trustee; 14,148 shares held by The Campbell B. Lanier, Jr. Irrevocable Life Insurance Trust, of which Mr. Lanier is trustee; 5,886 shares held by the Lanier Family Foundation, of which Mr. Lanier is co-trustee; and 41 shares held by Mr. Lanier’s wife. Also includes 17,927 shares issuable under options.

(12)	The address of Mr. Bodman and each of the AT&T venture funds is 2 Wisconsin Circle, #610, Chevy Chase, Maryland 20815. Includes 331,638 shares held by AT&T Venture Fund II, L.P., of which Venture Management, L.L.C. is the general partner, of which Mr. Bodman is a manager; 20,787 shares held by Special Partners Fund, L.P., of which Venture Management III, L.L.C. is the general partner, of which Mr. Bodman is a manager; and 115,922 shares held by Special Partners Fund International, L.P., of which the investment general partner is Venture Management III, L.L.C., of which Mr. Bodman is a manager. Each of the respective AT&T venture funds has sole voting and investment power with respect to the shares beneficially owned by such fund. Also includes 4,729 shares issuable under options.

(13)	Includes 4,730 shares issuable under options.

(14)	The address of Mr. Burton and each of the Burton partnerships is 614 West Bay Street, Tampa, Florida 33606. Includes 321,548 shares held by The Burton Partnership (QP), Limited Partnership, of which Mr. Burton is the sole general partner; 107,156 shares held by The Burton Partnership, Limited Partnership of which Mr. Burton is the general partner; 301,257 shares held by South Atlantic Private Equity Fund (QP) IV, Limited Partnership, of which Mr. Burton is a general partner; 212,445 shares of common stock held by South Atlantic Private Equity Fund IV, Limited Partnership, of which Mr. Burton is a general partner; 254,524 shares of common stock held by South Atlantic Venture Fund III, Limited Partnership, of which South Atlantic Venture Partners III, Limited Partnership is the sole general partner, of which Mr. Burton is the managing partner; and 215 shares of common stock held by Snake River Partners of which Mr. Burton is a general partner. Also includes 5,117 shares held by four Burton Family trusts of which Mr. Burton is trustee and 10,151 shares issuable under options.

(15)	The address of Mr. Davis is 5 Canoe Drive, Livingston, New Jersey 07039.

(16)	Includes 27,956 shares issuable under options.

(17)	Includes 4,652 shares held by The Martha J. Scott, Trustee FBO Mary Martha Scott U/A 6/26/91 Trust, of which Mr. Scott’s wife is trustee; 9,056 shares held by The Melissa H. Lanier 1997 GST Trust, of which Mr. Scott is trustee; 19,547 shares held by The Campbell B. Lanier, III Charitable Remainder Trust, of which Mr. Scott is trustee; 13,410 shares held by the William H. Scott III 2000 Annuity Trust, of which Mr. Scott is trustee; and 260 shares held by Martha Jernigan Scott. Also includes 14,381 shares issuable under options.

INDEPENDENT PUBLIC ACCOUNTANTS

Effective June 20, 2002, at the recommendation of the audit committee, our board of directors engaged Deloitte & Touche LLP (Deloitte) as our independent auditors for the fiscal year ending December 31, 2002. This appointment followed our decision to seek proposals from independent accountants to audit our financial statements for the year ending December 31, 2002.

Deloitte replaced Arthur Andersen LLP (Andersen) as our independent auditors. Our board of directors, upon the recommendation of the audit committee, determined to dismiss Andersen on June 20, 2002. During the interim period through June 20, 2002, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the matter in connection with their reports on our consolidated financial statements. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

At the recommendation of the audit committee, the board of directors has engaged Deloitte for the fiscal year ending December 31, 2004. Representatives of Deloitte are expected to attend the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions from stockholders.

Fees Paid to Independent Accountant

The following table shows the fees paid or accrued by us for the audit and other services provided by Deloitte and Andersen for fiscal years 2002 and 2003.

	Andersen	Deloitte
	Interim Period ending June 20, 2002	Interim Period ending December 31, 2002	Year ending December 31, 2003
Audit Fees	—	$167,165	$178,628
Audit-Related Fees(1)	$7,821	17,077	29,127
Tax Fees(2)	4,750	49,750	42,761
All Other Fees(3)	—	97,000	385,992
Total Fees	$12,571	$330,992	$636,508

(1)	These fees relate primarily to due diligence pertaining to acquisitions, audits of employee benefit plans and accounting consultation for transactions.

(2)	These fees relate to tax compliance, tax advice, tax planning and tax consultation for transactions.

(3)	The fees relate to services for consultations, comfort letters and consents related to SEC registration statements and special transactions.

The audit committee is responsible for appointing, setting compensation and overseeing the work performed by Deloitte. The audit committee has adopted policies and procedures regarding the pre-approval of all audit and permissible non-audit services provided by Deloitte. Pre-approval is obtained either in advance of the engagement of Deloitte or pursuant to a pre-approval policy adopted by the audit committee. Projects are approved at the quarterly meetings of the audit committee. If a project requiring pre-approval arises between meetings, the audit committee has delegated authority to the committee chairman to provide the required pre-approval. However, such pre-approval must be presented to the entire audit committee at its next meeting. The audit committee receives a quarterly schedule of all projects and related billings currently underway with Deloitte. The audit committee also monitors the Securities and Exchange Commission’s and the Nasdaq National Market’s requirements and modifies their pre-approval process, policies and procedures as needed.

The audit committee has considered whether the provision of non-audit services by the independent accountants to us is compatible with maintaining auditors’ independence.

OTHER INFORMATION

Stockholder Proposals for the 2005 Annual Meeting

We plan to hold our 2005 Annual Meeting of Stockholders in the second quarter of 2005. Any stockholder desiring to submit a proposal for action at our 2005 Annual Meeting of Stockholders for inclusion in our proxy statement with respect to such meeting, should mail such proposal by certified mail return receipt requested to Knology, Inc., 1241 O.G. Skinner Drive, West Point, GA 31833, Attention: Chad S. Wachter, Vice President and General Counsel. All such proposals must be received by us in writing by December 9, 2004.

Our bylaws also require that any stockholder wishing to make one or more proposals for nominations of persons to the board of directors must submit such notice to our Secretary no less than (1) 60 days prior to a meeting of stockholders to elect such directors, or (2) if less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, 15 days following the day on which such notice of the meeting was mailed or public disclosure was made. Any stockholder desiring to submit a proposal for action at our 2005 Annual Meeting of Stockholders, other than nominations of persons to the board of directors, must submit such notice to our Secretary in writing by December 9, 2004.

In addition, the proxy solicited by the board of directors for the 2005 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we are provided with notice of such proposal in writing by December 9, 2004.

Annual Reports and Exhibits

Our Annual Report on Form 10-K is enclosed with this proxy statement. The Annual Report on Form 10-K is not to be considered proxy-soliciting material except to the extent expressly incorporated by reference in this proxy statement.

Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2003, without the accompanying exhibits. A list of exhibits is included in the Form 10-K and exhibits are available from us upon the payment to us of the costs of furnishing them. Such written request should be directed to: to Chad S. Wachter, Corporate Secretary, Knology, Inc., 1241 O. G. Skinner Drive, West Point, Georgia 31833.

Exhibit A

Note: With respect to the proposed amendments to our amended and restated certificate of incorporation, deletions are marked with brackets and italics, and additions are marked with bold and underline.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KNOLOGY, INC.

1 NAME

The name of the corporation is Knology, Inc. (the “Corporation”).

2 REGISTERED OFFICE AND AGENT

The registered office of the Corporation shall be located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 in the County of New Castle. The registered agent of the Corporation at such address shall be Corporation Service Company.

3 PURPOSE AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as from time to time amended (the “DGCL”). The Corporation shall have all power necessary or helpful to engage in such acts or activities.

4 CAPITAL STOCK

4.1 Authorized Shares.

This Corporation is authorized to issue three classes of stock to be designated, respectively, “Common Stock,” “Non-Voting Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation has authority to issue is four hundred twenty-four million (424,000,000) shares, each with a par value of $0.01 per share, consisting of:

(a) One hundred and ninety-nine million (199,000,000) shares of Preferred Stock (“Preferred Stock”);

(b) Two hundred million (200,000,000) shares of Common Stock (“Common Stock”); and

(c) Twenty-five million (25,000,000) shares of Non-Voting Common Stock (“Non-Voting Common Stock”).

The number of authorized shares of any class or series of stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding plus the number of shares thereof reserved for issuance upon the conversion of shares of any other class or series) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote (irrespective of the right to vote thereupon as a class that the holders of the shares of any such class would otherwise be entitled to under Section 242(b)(2) of the DGCL).

4.2 Common Stock.

4.2.1 Dividend Rights.

Holders of Common Stock shall be entitled to receive dividends and distributions when, as and if declared by the Board of Directors out of funds legally available therefor, whether in the form of cash, property or securities of the Corporation, ratably on a per share basis. The Board of Directors shall declare dividends and distributions with respect to the Common Stock when, as and if [and in the same amount as declared ] dividends or distributions are declared by the Board of Directors with respect to the Non-Voting Common Stock, with the same record and payment dates as the dividends and distributions declared with respect to the Non-Voting Common Stock and in an amount per share equal to the quotient of (x) the amount per share the holders of Non-Voting Common Stock are entitled to receive divided by (y) the Non-Voting Common Conversion Rate (as defined in Section 4.5(a)). The rights of the holders of Common Stock to receive dividends are subject to [ any provisions] the rights of any Preferred Stock then outstanding.

4.2.2 Voting Rights.

Except as otherwise provided below (and elsewhere in this Article Four with respect to the Preferred Stock) or as otherwise required by applicable law, the holders of Common Stock shall vote as a single class on all matters to be voted on by the stockholders of the Corporation.

4.2.3 Liquidation.

Subject to the [provisions] rights of any Preferred Stock then outstanding, [holders of Common Stock shall be entitled to participate with holders of Non-Voting Common Stock ratably on a per share basis in all distributions to the holders of Common Stock and Non-Voting Common Stock in] in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (each, a “Liquidation Event”), the remaining assets and funds of the Corporation available for distribution, if any, shall be distributed among the holders of Common Stock and the holders of Non-Voting Common Stock in proportion to the number of shares of Common Stock held by each of them, treating each share of Non-Voting Common Stock as being equal to the number of shares of Common Stock equal to the Non-Voting Common Conversion Rate.

4.3 Non-Voting Common Stock.

4.3.1 Dividend Rights.

Holders of Non-Voting Common Stock shall be entitled to receive dividends and distributions when, as and if declared by the Board of Directors out of funds legally available therefor, whether in the form of cash, property or securities of the Corporation, ratably on a per share basis. The Board of Directors shall declare dividends and distributions with respect to the Non-Voting Common Stock when, as and if [and in the same amount as declared] dividends or distributions are declared by the Board of Directors with respect to the Common Stock, with the same record and payment dates as the dividends and distributions declared with respect to the Common Stock and in an amount per share equal to the product of (x) the amount per share the holders of Common Stock are entitled to receive multiplied by (y) the Non-Voting Common Conversion Rate. The rights of the holders of Non-Voting Common Stock to receive dividends are subject to [any provisions] the rights of any Preferred Stock then outstanding.

4.3.2 Voting Rights.

Except as otherwise required by applicable law, the holders of Non-Voting Common Stock shall not have any voting rights with respect to matters voted on by the stockholders of the Corporation.

4.3.3 Liquidation.

[Subject to the provisions of any Preferred Stock then outstanding, the holders of Non-Voting Common Stock shall be entitled to participate ratably with holders of Common Stock on a per share basis in all distributions to the holders of Non-Voting Common Stock and Common Stock in any Liquidation Event.]

Subject to the rights of any Preferred Stock then outstanding, in the event of any Liquidation Event, the entire remaining assets and funds of the Corporation available for distribution, if any, shall be distributed among the holders of Common Stock and the holders of Non-Voting Common Stock in proportion to the number of shares of Common Stock held by each of them, treating each share of Non-Voting Common Stock as being equal to the number of shares of Common Stock equal to the Non-Voting Common Conversion Rate.

4.4 Preferred Stock.

The Board of Directors expressly is authorized, subject to limitations prescribed by the DGCL and the provisions of this Amended and Restated Certificate of Incorporation (this “Certificate”), to provide (by resolution and by filing a certificate of designations pursuant to the DGCL) for the issuance from time to time of the shares of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and other rights of the shares of each such series and to fix the qualifications, limitations and restrictions thereon, including, but without limiting the generality of the foregoing, the following:

(a) the number of shares constituting that series and the distinctive designation of that series;

(b) the dividend rate (if any) on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) the rights of the shares of that series in the event of a Liquidation Event, and the relative rights of priority, if any, of payment of shares of that series; and

(h) any other relative powers, preferences, and rights of that series, and qualifications, limitations or restrictions on that series.

[4.5 Designation of Series Preferred Stock.

The Corporation shall have, as of the date hereof, five series of Preferred Stock consisting of:

(a) Fifty-six million (56,000,000) of the authorized shares of Preferred Stock which are hereby designated “Series A Preferred Stock” (the “Series A Preferred”);

(b) Twenty-one million one hundred and eighty thousand one hundred and thirty-one (21,180,131) of the authorized shares of Preferred Stock which are hereby designated “Series B Preferred Stock” (the “Series B Preferred”);

(c) Sixty million (60,000,000) of the authorized shares of Preferred Stock which are hereby designated “Series C Preferred Stock” (the “Series C Preferred”);

(d) Thirty-four million (34,000,000) of the authorized shares of Preferred Stock which are hereby designated “Series D Preferred Stock” (the “Series D Preferred”); and

(e) Twenty-five million (25,000,000) of the authorized shares of Preferred Stock which are hereby designated “Series E Preferred Stock” (the “Series E Preferred”).

Together, the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred hereinafter be referred to as the “Series Preferred.” The rights, preferences, privileges, restrictions and other matters relating to Series Preferred are as follows:

4.5.1 Dividend Rights.

Holders of the Series Preferred on a pari passu basis but prior and in preference to the holders of the Common Stock and Non-Voting Common Stock, shall be entitled to receive dividends and distributions, whether in the form of cash, securities or other property, when, as and if declared by the Board of Directors, out of funds legally available therefor at the same amount as dividends and distributions declared with respect to the Common Stock and Non-Voting Common Stock treating each share of Series Preferred as being equal to the number of shares of Common Stock or Non-Voting Common Stock into which such share of Series Preferred is then convertible (pursuant to Section 4.5.4 below). In the event that the Corporation declares any dividend or distribution, the Series Preferred shall be entitled to payment in full of such dividend or distribution prior to the payment of such dividend or distribution with respect to the holders of Common Stock or Non-Voting Common Stock.

4.5.2 Voting Rights.

(a) Generally. Except as otherwise provided herein or as required by law, the Series Preferred, other than the Series E Preferred, shall vote with the shares of the Common Stock of the Corporation (and not as a separate class) at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series Preferred shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series Preferred are convertible (pursuant to Section 4.5.4 below) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

(b) Series B Preferred Board Seats.

(i) In addition to the other rights specified in this Section 4.5.2, the holders of a majority of the outstanding shares of Series B Preferred, voting as a separate class (the “Series B Required Holders”), shall at all times have the special and exclusive right to elect two directors to the Board of Directors (the “Series B Directors”). In any election of directors by the holders of Series B Preferred pursuant to this Section 4.5.2(b), each holder of Series B Preferred shall be entitled to one vote for each share of Series B Preferred held. The Corporation shall take all actions necessary to effectuate the terms and provisions of this Section 4.5.2(b).

(ii) The special and exclusive voting rights of the holders of Series B Preferred contained in this Section 4.5.2(b) may be exercised either at a special meeting of the holders of Series B Preferred called as provided below, or at any annual or special meeting of the stockholders of the Corporation, or by written consent of such holders in lieu of a meeting.

(iii) Each director to be elected pursuant to this Section 4.5.2(b) shall serve for a term extending from the date of such director’s election and qualification until the next annual meeting of stockholders of the Corporation and until such director’s successor shall have been elected and qualified.

(iv) If at any time any directorship to be filled by the holders of Series B Preferred pursuant to this Section 4.5.2(b) has been vacant for a period of ten days, the Secretary of the Corporation shall, upon the written request of any holder of such Series B Preferred, call a special meeting of the holders of the Series B Preferred for the purpose of electing a director or directors to fill such vacancy or vacancies. Such meeting shall be held at the earliest practicable date, and at such place, as is specified in or determined in accordance with the Bylaws. If such meeting shall not be called by the Secretary of the Corporation within ten days after personal service of such written request on him or her, then any holder of Series B Preferred may designate in writing one of their members to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the place specified in such notice. Any holder of Series B Preferred so designated shall have access to the stock books of the Corporation relating to Series B Preferred for the purpose of calling a meeting of the stockholders pursuant to these provisions.

(v) At any meeting held for the purpose of electing directors as provided in this Section 4.5.2(b), the presence, in person or by proxy, of the holders of record of shares representing at least a majority of the voting power of the Series B Preferred then outstanding shall be required to constitute a quorum of the Series B Preferred for such election.

(vi) Any Series B Director may be removed from office at any time, with or without cause by the affirmative vote of the Series B Required Holders.

(vii) A vacancy in any directorship to be elected by the holders of the Series B Preferred pursuant to this Section 4.5.2(b) may be filled only by the remaining Series B Director, if applicable, or by vote or written consent in lieu of a meeting of the Series B Required Holders.

4.5.3 Liquidation.

(a) Upon any Liquidation Event, before any distribution or payment shall be made to the holders of any other equity security of the Corporation, the holders of Series D Preferred and Series E Preferred, on a pari passu basis, shall be entitled to be paid out of the assets of the Corporation an amount with respect to each share of Series D Preferred and Series E Preferred equal to the greater of (1) one dollar and eighty-seven cents ($1.87) (the “Series D Issue Price” and the “Series E Issue Price”), or (2) the amount the holder would have received had the holder’s shares of Series D Preferred or Series E Preferred been converted into Common Stock or Non-Voting Common Stock, as applicable, immediately before a Liquidation Event (the “Series D Liquidation Value” and the “Series E Liquidation Value”). If upon any such Liquidation Event, the Corporation’s assets to be distributed among the holders of the Series D Preferred and Series E Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 4.5.3(a), then the entire assets available to be distributed to the Corporation’s stockholders shall be distributed pro rata among such holders of the Series D Preferred and Series E Preferred based upon the aggregate of the Series D Liquidation Value and Series E Liquidation Value (plus all accrued and unpaid dividends) in proportion to the full amounts to which they would otherwise be entitled. To the extent that a combination of cash and other property is to be distributed to the equity holders of the Corporation upon any Liquidation Event, the available cash shall be first distributed to the holders of the Series D Preferred and Series E Preferred prior to any distribution of cash to the holders of any other equity security of the Corporation.

(b) Upon any Liquidation Event, after the indefeasible payment of the Series D Liquidation Value and the Series E Liquidation Value as set forth in Section 4.5.3(a) above and before any distribution or payment shall be made to the holders of any other equity security of the Corporation, the holders of Series B Preferred and Series C Preferred, on a pari passu basis, shall be entitled to be paid out of the assets of the Corporation an amount with respect to each share of Series B Preferred and Series C Preferred equal to the greater of (1) the applicable Issue Price (as defined below), or (2) the amount the holder would have received had the holder’s shares of Series B Preferred or Series C Preferred, as applicable, been converted into Common Stock immediately before a Liquidation Event (the “Series B Liquidation Value” or “Series C Liquidation Value,” as applicable). The “Issue Price” for the Series B Preferred is four dollars and seventy-five cents ($4.75) (the “Series B Issue Price”) and for the Series C Preferred is three dollars ($3.00) (the “Series C Issue Price”). If upon any such Liquidation Event, the Corporation’s assets to be distributed among the holders of the Series B Preferred and Series C Preferred, after the indefeasible payment of the aggregate Series D Liquidation Value and the Series E Liquidation Value, are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 4.5.3(b), then the entire assets available to be distributed to the Corporation’s stockholders shall be distributed pro rata among such holders of Series B Preferred and Series C Preferred, after the indefeasible payment of the Series D Liquidation Value and the Series E Liquidation Value, based upon the aggregate of the Series B Liquidation Value and Series C Liquidation Value (plus all accrued and unpaid dividends) in proportion to the full amounts to which they would otherwise be respectively entitled. To the extent that a combination of cash and other property is to be distributed to the equity holders of the Corporation upon any Liquidation Event, the available cash, after the indefeasible payment of the Series D Liquidation Value and the Series E Liquidation Value, shall be distributed to the holders of the Series B Preferred and Series C Preferred prior to any distribution of cash to the holders of any other equity security of the Corporation.

(c) After the indefeasible payment of the aggregate Series D Liquidation Value, Series E Liquidation Value, Series B Liquidation Value and Series C Liquidation Value as set forth in Section 4.5.3(a) and Section 4.5.3(b) above, upon any Liquidation Event, before any distribution or payment shall be made to the holders of any other equity security of the Corporation, the holders of the Series A Preferred shall be entitled to be paid out of the assets of the Corporation an amount with respect to each share of Series A Preferred equal to the greater of (1) four dollars and seventy-five cents ($4.75) (the “Series A Issue Price”), or (2) the amount the holder would have received had the holder’s shares of Series A Preferred been converted into Common Stock immediately before a Liquidation Event (the “Series A Liquidation Value”). If, upon any such Liquidation Event, the Corporation’s assets to be distributed among the holders of the Series A Preferred, after the indefeasible payment of the aggregate Series D Liquidation Value, Series E Liquidation Value, Series B Liquidation Value and Series C Liquidation Value, are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 4.5.3(c), then the entire assets available to be distributed to the Corporation’s stockholders shall be distributed pro rata among such holders of Series A Preferred, after the indefeasible payment of the aggregate Series D Liquidation Value, Series E Liquidation Value, Series B Liquidation Value and Series C Liquidation Value, based upon the aggregate Series A Liquidation Value (plus all accrued and unpaid dividends) in proportion to the full amounts to which they would otherwise be respectively entitled. To the extent that a combination of cash and other property is to be distributed to the equity holders of the Corporation upon a Liquidation Event, the Corporation shall, after the indefeasible payment in cash of the aggregate Series D Liquidation Value, Series E Liquidation Value, Series B Liquidation Value and Series C Liquidation Value, as set forth in Section 4.5.3(a) and Section 4.5.3(b) above, pay any remaining available cash to the holders of the Series A Preferred prior to any distribution of cash to the holders of any other equity security of the Corporation.

(d) After the indefeasible payment of the aggregate Series A Liquidation Value, Series B Liquidation Value, Series C Liquidation Value, Series D Liquidation Value and Series E Liquidation Value, as set forth in Section 4.5.3(a), Section 4.5.3(b) and Section 4.5.3(c) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed to the holders of Common Stock and Non-Voting Common Stock. The holders of the Series Preferred shall be entitled to participate in distributions to holders of the Common Stock and the Non-Voting Common Stock such that, after giving effect to all distributions pursuant to Section 4.5.3(a), Section 4.5.3(b) and Section 4.5.3(c) above, the holders of the Series Preferred receive aggregate distributions equal to the greater of the applicable Series Preferred Liquidation Value or the amounts that such holders would have received if the Series Preferred had been converted into Common Stock or Non-Voting Common Stock, as applicable, immediately prior to such Liquidation Event.

4.5.4 Conversion of the Series Preferred.

The holders of the Series Preferred shall have the following rights with respect to the conversion of the Series Preferred into shares of Common Stock or Non-Voting Common Stock, as applicable:

(a) Optional Conversion. Subject to and in compliance with the provisions of this Section 4.5.4, any share of Series Preferred, other than Series E Preferred, may, at the option of the holder, be converted at any time into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series Preferred, other than Series E Preferred, shall be entitled upon conversion shall be the product obtained by multiplying the applicable Conversion Rate then in effect (calculated as provided in Section 4.5.4(b)) by the number of shares of Series Preferred being converted. Subject to and in compliance with the provisions of this Section 4.5.4, any share of Series E Preferred may, at the option of the holder, be converted at any time into fully paid and nonassessable shares of Non-Voting Common Stock. The number of shares of Non-Voting Common Stock to which a holder of Series E Preferred shall be entitled upon conversion shall be the product obtained by multiplying the Series E Conversion Rate then in effect (calculated as provided in this Section 4.5.4) by the number of shares of Series E Preferred being converted.

(b) Conversion Rates. The Conversion Rate in effect at any time for conversion of the Series Preferred (collectively, the “Series Preferred Conversion Rates”) shall be as set forth below.

(i) The Series A Conversion Rate shall be 1.0371, as appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions affecting the Series A Preferred (the “Series A Conversion Rate”).

(ii) The Series B Conversion Rate shall be 1.4865, as appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions affecting the Series B Preferred (the “Series B Conversion Rate”).

(iii) The Series C Conversion Rate shall be one, as appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions affecting the Series C Preferred (the “Series C Conversion Rate”).

(iv) The Series D Conversion Rate shall be one, as appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions affecting the Series D Preferred (the “Series D Conversion Rate”).

(v) The Series E Conversion Rate shall be one, as appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions affecting the Series E Preferred (the “Series E Conversion Rate”).

(c) Stock Splits and Combinations. If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series Preferred, other than Series E Preferred, then the Series Preferred Conversion Rates, other than the Series E Conversion Rate, in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the Series Preferred Conversion Rates, other than the Series E Conversion Rate, in effect immediately before the combination shall be proportionately increased. If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Non-Voting Common Stock without a corresponding subdivision of the Series E Preferred, then the Series E Conversion Rate in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Non-Voting Common Stock into a smaller number of shares, the Series E Conversion Rate in effect immediately before the combination shall be proportionately increased. Any adjustments under this Section 4.5.4(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(d) Reclassification, Exchange and Substitution. If, at any time or from time to time, the Common Stock issuable upon conversion of the Series Preferred, other than the Series E Preferred, is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4.5.4), in any such event each holder of Series Preferred, other than the Series E Preferred, shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series Preferred, other than the Series E Preferred, could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof. If, at any time or from time to time, the Non-Voting Common Stock issuable upon conversion of the Series E Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4.5.4), in any such event each holder of Series E Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change by holders of the maximum number of shares of Non-Voting Common Stock into which such shares of Series E Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof.

(e) Reorganizations, Mergers; Consolidations or Sales of Assets. If, at any time or from time to time, there is (i) a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4.5.4) or (ii) a consolidation or merger (other than where the Corporation is the continuing corporation after such consolidation or merger and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) (each a “Reorganization”), as a part of such Reorganization provision shall be made so that the holders of the Series Preferred, other than the Series E Preferred, shall thereafter be entitled to receive upon conversion of the Series Preferred, other than the Series E Preferred, the number of shares of stock or other securities or property to which a holder of the maximum number of shares of Common Stock deliverable upon conversion would have been entitled in connection with such Reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.5.4 with respect to the rights of the holders of the Series Preferred, other than the Series E Preferred, after the Reorganization to the end that the provisions of this Section 4.5.4 (including adjustment of the Series Preferred Conversion Rates, other than the Series E Preferred Conversion Rate, then in effect and the number of shares issuable upon conversion of the Series Preferred, other than the Series E Preferred) shall be applicable after that event and be as nearly equivalent as practicable. If, at any time or from time to time, there is a Reorganization of the Non-Voting Common Stock, as a part of such Reorganization provision shall be made so that the holders of the Series E Preferred shall thereafter be entitled to receive upon conversion of the Series E Preferred the number of shares of stock or other securities or property to which a holder of the maximum number of shares of Non-Voting Common Stock deliverable upon conversion would have been entitled in connection with such Reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.5.4 with respect to the rights of the holders of the Series E Preferred after the Reorganization to the end that the provisions of this Section 4.5.4 (including adjustment of the Series E Preferred Conversion Rate then in effect and the number of shares issuable upon conversion of the Series E Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

(f) Certificate of Adjustment. In each case of an adjustment or readjustment of a Series Preferred Conversion Rate, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the affected Series Preferred at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

(g) Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, any sale or other disposition of all or substantially all of the assets of the Corporation, or any Liquidation Event, the Corporation shall mail to each holder of Series Preferred at least 20 days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such acquisition, reorganization, reclassification, transfer, consolidation, merger or Liquidation Event is expected to become effective and (3) the date, if any, that is to be fixed for determining the holders of record of Common Stock and Non-Voting Common Stock (or other securities) that shall be entitled to exchange their shares of Common Stock and Non-Voting Common Stock (or other securities) for securities or other property deliverable upon such acquisition, reorganization, reclassification, transfer, consolidation, merger or Liquidation Event.

(h) Automatic Conversion Upon Public Offering. Each share of Series Preferred, other than Series E Preferred, shall automatically be converted into shares of Common Stock, based on the applicable Series Preferred Conversion Rate then in effect, and each share of Series E Preferred shall automatically be converted into shares of Non-Voting Common Stock based on the Series E Conversion Rate then in effect, in each case immediately upon the closing of a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the Common Stock is listed for quotation on the Nasdaq National Market, the Nasdaq Small Cap Market or on a national securities exchange (a “Qualified Public Offering”). Upon such automatic conversion, all declared but unpaid dividends, if any, shall be paid in accordance with Section 4.5.4(i)(ii).

(i) Mechanics of Conversion.

(i) Optional Conversion. Each holder of Series Preferred who desires to convert the same into shares of Common Stock or Non-Voting Common Stock, as applicable, pursuant to this Section 4.5.4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for Series Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series Preferred being converted. Thereupon, the Corporation shall promptly (i) issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock or Non-Voting Common Stock, as applicable, to which such holder is entitled, (ii) pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock or Non-Voting Common Stock, as applicable, (at the fair market value of the Common Stock or Non-Voting Common Stock, as applicable, as determined by the Board of Directors as of the date of such conversion), any declared but unpaid dividends on the shares of Series Preferred being converted and (iii) if less than all of the shares of Series Preferred represented by the surrendered certificates are being converted, reissue certificates representing the balance of the number of shares of Series Preferred not being converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificate representing the shares of Series Preferred to be converted, and the person entitled to receive the shares of Common Stock or Non-Voting Common Stock, as applicable, issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock or Non-Voting Common Stock, as applicable, on such date.

(ii) Automatic Conversion. Upon the occurrence of a Qualified Public Offering, the outstanding shares of Series Preferred shall be converted into Common Stock or Non-Voting Common Stock, as applicable, automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided however that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock or Non-Voting Common Stock, as applicable, issuable upon such conversion unless the certificates evidencing such shares of Series Preferred are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon surrender by any holder of the certificates formerly representing shares of Series Preferred at the office of the Corporation or any transfer agent for Series Preferred there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock or Non-Voting Common Stock, as applicable, into which the shares of Series Preferred surrendered were convertible on the date on which such automatic conversion occurred, and the Corporation shall promptly pay in cash or, at the option of the Corporation, Common Stock or Non-Voting Common Stock, as applicable, (at the fair market value of the Common Stock or Non-Voting Common Stock, as applicable, as determined by the Board as of the date of such conversion) or, at the option of the Corporation, a combination of both cash and Common Stock or Non-Voting Common Stock, as applicable, all declared and unpaid dividends on the shares of Series Preferred which are automatically converted. Until surrendered as provided above, each certificate formerly representing shares of Series Preferred shall be deemed for all corporate purposes to represent the number of shares of Common Stock or Non-Voting Common Stock, as applicable, resulting from such automatic conversion.

(j) Fractional Shares. No fractional shares of Common Stock or Non-Voting Common Stock shall be issued upon conversion of the Series Preferred. All shares of Common Stock or Non-Voting Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series Preferred by a holder thereof shall be aggregated for purposes of determination whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the fair market value of the Common Stock or Non-Voting Common Stock, as applicable, as determined in good faith by the Board on the date of conversion.

(k) Reservation of Common Stock and Non-Voting Common Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a number of shares sufficient to effect the exercise of options or other rights to purchase shares of Common Stock issuable to employees, directors or consultants of the Corporation pursuant to incentive compensation plans of the Corporation, which have been approved and adopted by the Corporation’s Board of Directors, which shares shall not exceed 12% of the Common Stock outstanding on a fully diluted, as-converted basis as of the date of this Certificate (“Reserved Employee Stock”), as well as such number of its shares of Common Stock and Non-Voting Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series Preferred. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a number of shares sufficient to effect the conversion of all outstanding shares of Non-Voting Common Stock into shares of Common Stock as set forth in Section 4.5.5. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to satisfy the needs of Reserved Employee Stock, to effect the conversion of all then-outstanding shares of Series Preferred, other than the Series E Preferred, and to effect the conversion of all then-outstanding shares of Non-Voting Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock such number of shares as shall be sufficient for such purpose. If at any time the number of authorized but unissued shares of Non-Voting Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Series E Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Non-Voting Common Stock to such number of shares as shall be sufficient for such purpose.

(l) Status of Shares of Series Preferred. All shares of Series Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be deemed authorized but unissued shares.]

[4.5.5] 4.5 Conversion of [the] Non-Voting Common Stock to [Voting] Common Stock.

(a) Conversion Event. Shares of Non-Voting Common Stock shall automatically be converted into shares of Common Stock, at a conversion rate of one, as appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions affecting the Non-Voting Common Stock and as provided in Sections 4.5(c), (d) and (e) (the “Non-Voting Common Conversion Rate”), immediately upon the transfer of such shares of Non-Voting Common Stock by SCANA Communications Holdings, Inc. or one of its affiliates (collectively, “SCANA”) to any person other than SCANA (a “SCANA Non-Affiliate”). [Shares of Series E Preferred Stock shall automatically be converted into shares of Series D Preferred Stock, at a conversion rate of one (the “Series E/Series D Conversion Rate”), immediately upon the transfer of such shares of Series E Preferred Stock by SCANA to any SCANA Non-Affiliate.]

(b) Mechanics of Conversion. Upon the transfer of shares of Non-Voting Common Stock [or Series E Preferred Stock, as applicable,] by SCANA to a SCANA Non-Affiliate, such shares of Non-Voting Common Stock [or Series E Preferred Stock, as applicable,] shall be converted into Common Stock [or Series D Preferred Stock, as applicable,] automatically without any further action by SCANA or the SCANA Non-Affiliate receiving such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided however that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock [or Series D Preferred Stock, as applicable,] issuable upon such conversion unless the certificates evidencing such shares of Non-Voting Common Stock [or Series E Preferred Stock, as applicable,] are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon surrender by the SCANA Non-Affiliate of the certificates formerly representing shares of Non-Voting Common Stock [or Series E Preferred Stock, as applicable,] at the office of the Corporation or any transfer agent for the Non-Voting Common Stock [or the Series E Preferred Stock, as applicable,] there shall be issued and delivered to such SCANA Non-Affiliate promptly at such office and in the name of the SCANA Non-Affiliate transferee as shown on such surrendered certificate or certificates duly endorsed by SCANA to such SCANA Non-Affiliate, a certificate or certificates for the number of shares of Common Stock [or Series D Preferred Stock, as applicable,] into which the shares of Non-Voting Common Stock [or Series E Preferred Stock, as applicable,] surrendered were convertible on the date on which such automatic conversion occurred, and the Corporation shall promptly pay to such SCANA Non-Affiliate any cash due in lieu of fractional shares pursuant to Section 4.5(h) [in cash or, at the option of the Corporation, Common Stock or Series D Preferred Stock, as applicable (at the fair market value of the Common Stock or Series D Preferred Stock, as applicable, as determined by the Board as of the date of such conversion), or, at the option of the Corporation, a combination of both cash and Common Stock or Series D Preferred Stock, as applicable, all declared and unpaid dividends on the shares of Non-Voting Common Stock or Series E Preferred Stock, as applicable, which are automatically converted.] Until surrendered as provided above, each certificate formerly representing shares of Non-Voting Common Stock [or Series E Preferred Stock, as applicable,] shall be deemed for all corporate purposes to represent the number of shares of Common Stock [or Series D Preferred Stock, as applicable,] resulting from such automatic conversion.

(c) Adjustments to the Non-Voting Common Conversion Rate for Certain Events Affecting the Common Stock. If the Corporation shall at any time or from time to time declare or pay any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), then the Non-Voting Common Conversion Rate in effect immediately before such event shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Non-Voting Common Conversion Rate in effect immediately before the combination shall be proportionately decreased. Any adjustments under this Section 4.5(c) shall become effective at the close of business on the date the event triggering the adjustment becomes effective.

(d) Reclassification, Exchange and Substitution. If, at any time or from time to time, the Common Stock, is changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by recapitalization, reclassification or otherwise (other than by a subdivision or combination of shares or a stock dividend or a reorganization, merger or consolidation provided for elsewhere in this Section 4.5), then in any such event each holder of Non-Voting Common Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change by a holder of the number of shares of Common Stock equal to the Non-Voting Common Conversion Rate in effect immediately prior to such recapitalization, reclassification or change, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof.

(e) Reorganizations, Mergers or Consolidations. If, at any time or from time to time, there is (i) a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4.5) or (ii) a consolidation or merger to which the Corporation is a party (other than where the Corporation is the continuing corporation after such consolidation or merger and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) (each a “Reorganization”), as a part of such Reorganization provision shall be made so that the holders of Non-Voting Common Stock shall be entitled to receive in respect of each share of Non-Voting Common Stock the number of shares of stock or property or other securities that a holder of the number of shares of Common Stock equal to the Non-Voting Common Conversion Rate in effect immediately prior to such Reorganization would have been entitled to receive upon such Reorganization, except that any such shares of stock or other securities of the Corporation shall be non-voting until transferred to a SCANA Non-Affiliate, upon which transfer they shall acquire the same voting rights as the shares of stock or securities received by the holders of Common Stock.

(f) Certificate of Adjustment. In each case of an adjustment or readjustment of the Non-Voting Common Conversion Rate, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the affected Non-Voting Common Stock at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

(g) Notices of Record Date. At least 20 days prior to (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) any reclassification or recapitalization of the capital stock of the Corporation, (iii) any Reorganization of the Corporation, (iv) any sale or other disposition of all or substantially all of the assets of the Corporation, or (v) any Liquidation Event, the Corporation shall mail to each holder of Non-Voting Common Stock a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reclassification or recapitalization, Reorganization, sale, disposition or Liquidation Event is expected to become effective and (3) the date, if any, that is to be fixed for determining the holders of record of Common Stock (or other securities) that shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reclassification, Reorganization, sale, disposition or Liquidation Event.

(h) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Non-Voting Common Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Non-Voting Common Stock by a holder thereof shall be aggregated for purposes of determination whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the fair market value of the Common Stock as determined in good faith by the Board on the date of conversion.

(i) Reservation of Common Stock Issuable Upon Conversion. The Corporation shall at all times, solely for the purpose of effecting the conversion of Non-Voting Common Stock, reserve and keep available out of its authorized but unissued shares of Common Stock a number of shares sufficient to effect the conversion of all outstanding shares of Non-Voting Common Stock into shares of Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Non-Voting Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, using its best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

[(c) Maintenance of Conversion Rates.

(i) If at any time the Common Stock issuable upon conversion of the Series Preferred, other than the Series E Preferred is adjusted in the manner set forth in Section 4.5.4(c) without a corresponding adjustment to the Non-Voting Common Stock, the Corporation will make a corresponding adjustment to the Non-Voting Common Stock. If at any time the Common Stock issuable upon conversion of the Series Preferred, other than the Series E Preferred is recapitalized, reclassified, or otherwise changed into the same or a different number of shares of any class or classes of stock in the manner set forth in Section 4.5.4(d) without a corresponding change to the Non-Voting Common Stock, the Corporation will make a corresponding change to the Non-Voting Common Stock; provided that the class or classes of stock into which the Non-Voting Common Stock is changed shall be non-voting stock. If at any time there is a Reorganization of the Common Stock without a corresponding Reorganization of the Non-Voting Common Stock, the corporation shall effect a corresponding Reorganization of the Non-Voting Common Stock; provided that if the Non-Voting Common Stock is converted into a class or classes stock, such class or classes of stock shall be non-voting stock.

(ii) If at any time the Non-Voting Common Stock issuable upon conversion of the Series E Preferred is adjusted in the manner set forth in Section 4.5.4(c) without a corresponding adjustment to the Common Stock, the Corporation will make a corresponding adjustment to the Common Stock. If at any time the Non-Voting Common Stock issuable upon conversion of the Series E Preferred is recapitalized, reclassified, or otherwise changed into the same or a different number of shares of any class or classes of stock in the manner set forth in Section 4.5.4(d) without a corresponding change to the Common Stock, the Corporation will make a corresponding change to the Common Stock; provided that the class or classes of stock into which the Common Stock is changed shall be voting stock. If at any time there is a Reorganization of the Non-Voting Common Stock without a corresponding Reorganization of the Common Stock the corporation shall effect a corresponding Reorganization of the Common Stock; provided that if the Common Stock is converted into a class or classes stock, such the class or classes of stock shall be voting stock.]

4.6 General Provisions.

4.6.1 Notices.

Any notice required by the provisions of this Certificate shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices to stockholders shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

[4.6.2 Amendment and Waiver

(a) In addition to any other vote or consent required herein or by law: (i) no amendment, modification or waiver of any of the terms or provisions of the Series A Preferred shall be binding or effective without the prior approval of the holders of a majority of the outstanding shares of Series A Preferred, voting as a separate class (the “Series A Required Holders”), and no change in the terms thereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior approval of the Series A Required Holders; (ii) no amendment, modification or waiver of any of the terms or provisions of the Series B Preferred shall be binding or effective without the prior approval of the Series B Required Holders, and no change in the terms thereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior approval of the Series B Required Holders; (iii) no amendment, modification or waiver of any of the terms or provisions of the Series C Preferred shall be binding or effective without the prior approval of the holders of a majority of the outstanding shares of Series C Preferred, voting as a separate class (the “Series C Required Holders”), and no change in the terms thereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior approval of the Series C Required Holders; (iv) no amendment, modification or waiver of any of the terms or provisions of the Series D Preferred shall be binding or effective without the prior approval of the holders of a majority of the outstanding shares of Series D Preferred, voting as a separate class (the “Series D Required Holders”), and no change in the terms thereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior approval of the Series D Required Holders; and (v) no amendment, modification or waiver of any of the terms or provisions of the Series E Preferred shall be binding or effective without the prior approval of the holders of a majority of the outstanding shares of Series E Preferred, voting as a separate class (the “Series E Required Holders”), and no change in the terms thereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior approval of the Series E Required Holders. Any amendment, modification or waiver of any of the terms or provisions of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred, as applicable, approved by the Series A Required Holders, Series B Required Holders, Series C Required Holders, Series D Required Holders or Series E Required Holders, as applicable, whether prospective or retroactively effective, shall be binding upon all holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred, as applicable.

(b) The rights, preferences and privileges of the Series E Preferred shall not be amended by the Corporation such that the amendment has the effect of establishing rights, preferences and privileges benefiting holders of the Series E Preferred in a manner more favorable in any material respect than the holders of the Series D Preferred, unless, in each such case, the terms of the Series D Preferred are also amended so as to give holders of Series D Preferred the same rights, preferences and privileges. The rights, preferences and privileges of the Series D Preferred shall not be amended by the Corporation such that the amendment has the effect of establishing rights, preferences and privileges benefiting holders of the Series D Preferred in a manner more favorable in any material respect than the holders of the Series E Preferred, unless, in each such case, the terms of the Series E Preferred are also amended so as to give holders of Series E Preferred the same rights, preferences and privileges. The terms of the Series A Preferred, Series B Preferred and Series C Preferred shall not be amended such that the amendment has the effect of establishing rights, preferences and privileges benefiting holders of the Series A Preferred, Series B Preferred or Series C Preferred in a manner more favorable in any material respect than the holders of the Series D Preferred or the Series E Preferred, unless, in each such case, the terms of the Series D Preferred and the Series E Preferred are amended so as to give holders of Series D Preferred and the Series E Preferred the same rights, preferences and privileges. The terms of the Series D Preferred and Series E Preferred shall not be amended such that the amendment has the effect of establishing rights, preferences and privileges benefiting holders of the Series D Preferred or Series E Preferred in a manner more favorable in any material respect than the holders of the Series A Preferred, Series B Preferred and Series C Preferred, unless, in each such case, the terms of the Series A Preferred, Series B Preferred and Series C Preferred are amended so as to give holders of Series A Preferred, Series B Preferred and Series C Preferred the same rights, preferences and privileges.]

4.6.2 [4.6.3] Registration of Transfer.

The Corporation shall keep at its principal office (or shall appoint a transfer agent which shall keep) a register for the registration of the Preferred Stock, Non-Voting Common Stock and Common Stock. Upon the surrender of any certificate representing Preferred Stock, Non-Voting Common Stock or Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (or cause to be executed and delivered, in each case at the Corporation’ s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The Corporation shall not close its books against the transfer of shares of Common Stock, Non-Voting Common Stock or Preferred Stock in any manner which would interfere with the timely conversion of any shares of Common Stock, Non-Voting Common Stock or Preferred Stock.

4.6.3 [4.6.4] Replacement.

Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and loss, theft, destruction or mutilation of any certificate evidencing shares of Preferred Stock, Non-Voting Common Stock or Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

4.6.4 [4.6.5] Payment of Taxes.

The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock [or Non-Voting Common Stock ]upon conversion of shares of [Series Preferred,] Non-Voting Common Stock in accordance with Section 4.5 excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock [or Non-Voting Common Stock ]in a name other than that in which the shares of [Series Preferred] Non-Voting Common Stock so converted were registered.

4.6.5 [4.6.6] No Dilution or Impairment.

The Corporation shall not amend this Certificate, as amended, or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

4.6 Redemption.

Notwithstanding any other provision of this Certificate of Incorporation to the contrary, outstanding shares of stock of the Corporation shall always be subject to redemption by the Corporation, by action of the Board of Directors, if in the good faith judgment of the Board of Directors such action should be taken, pursuant to Section 151(b) of the DGCL or any other applicable provision of law, to the extent, and only to the extent, necessary to prevent the loss or secure the reinstatement of any material license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the Corporation’s stock possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows:

4.6.1 Redemption Price.

The redemption price of the shares to be redeemed pursuant to this Section 4.7.1 shall be determined by the Board of Directors and shall be equal to the Fair Market Value (as defined herein) of such shares or, if such shares were purchased by one or more Disqualified Holders (as defined herein) within one year of the Redemption Date (as defined herein), the greater of (i) the Fair Market Value of such shares and (ii) the purchase price paid by such Disqualified Holder for such shares. The redemption price shall be payable on the Redemption Date.

4.6.2 Form of Payment.

At the election of the Corporation, the redemption price of such shares may be paid in cash, Redemption Securities (as defined herein) or any combination thereof; provided that if a Disqualified Holder objects to payment in the form of Redemption Securities within 20 days of the proposed Redemption Date, such Disqualified Holder shall be paid in cash.

4.6.3 Selection of Redemption Shares.

If fewer than all shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors.

4.6.4 Notice of Redemption Date.

At least 30 days’ prior written notice of the Redemption Date shall be given to any Disqualified Holder of shares selected to be redeemed (unless waived in writing by any such holder), provided that the Redemption Date may be the date on which written notice shall be given to such holder if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such holder and subject to immediate withdrawal by it upon surrender of the stock certificates formerly representing the shares redeemed.

4.6.5 Termination of Rights.

From and after the Redemption Date, provided that the redemption price therefor has been tendered by the Corporation, any and all rights of whatever nature that any Disqualified Holder may have with respect to any shares selected for redemption (including, without limitation, any rights to vote or participate in dividends declared on stock of the same class or series as such shares) shall cease and terminate, and such Disqualified Holder shall thenceforth be entitled only to receive, with respect to such shares, the cash or Redemption Securities payable upon redemption.

4.6.6 Definitions.

For purposes of this Section 4.7:

“Disqualified Holder” shall mean any holder of shares of stock of the Corporation whose holding of such stock, either individually or when taken together with the holding of shares of stock of the Corporation by any other holders, is more likely than not to result, in the good faith judgment of the Board of Directors, in the loss of, or the failure to secure the reinstatement of, any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries.

“Fair Market Value” of a share of the Corporation’s stock of any class or series shall mean the average Closing Price (as defined herein) for such a share for each of the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to Section 4.7.4; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, “Fair Market Value” shall be determined by the Board of Directors in good faith; provided that if the Disqualified Holder challenges the good faith determination of the Board of Directors, the dispute shall be resolved by an investment banking firm of recognized national standing selected by the Disqualified Holder and acceptable to the Corporation, the fees of such investment banker to be borne by the Disqualified Holder.

“Closing Price” on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the Nasdaq National Market of The Nasdaq Stock Market, Inc. or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

“Redemption Date” shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to this Section 4.7.

“Redemption Securities” shall mean any debt or equity securities of the Corporation, any of its subsidiaries or any other corporations, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to Section 4.7.4, at least equal to the price required to be paid pursuant to Section 4.7.1 (assuming for purposes of such valuation, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and trading under normal conditions).

5 BOARD OF DIRECTORS

5.1 Classification.

5.1.1 Except as otherwise provided in this Certificate or a certificate of designations relating to the rights of the holders of any series of Preferred Stock, voting separately by series, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be as fixed from time to time by the Board of Directors of the Corporation. The directors, other than those who may be elected by the holders of any series of Preferred Stock voting separately by series, shall be classified, with respect to the time for which they severally hold office, into three classes, Class I, Class II and Class III, which shall be as nearly equal in number as possible, and shall be adjusted from time to time by the Board of Directors to maintain such proportionality. Each initial director in Class I shall hold office for a term expiring at the 2001 annual meeting of stockholders, each initial director in Class II shall hold office for a term expiring at the 2003 annual meeting of stockholders, and each initial director in Class III shall hold office for a term expiring at the 2002 annual meeting of stockholders. Elections of directors need not be by written ballot.

5.1.2 Notwithstanding the foregoing provisions of this Section 5.1, each director shall serve until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal. At each annual meeting of stockholders, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or until any such director’s earlier death, resignation or removal. Except as set forth below with respect to vacancies and newly created directorships, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

5.2 Removal.

Except as otherwise provided pursuant to the provisions of this Certificate or a certificate of designations relating to the rights of the holders of any series of Preferred Stock, voting separately by series, to elect directors under specified circumstances, any director or directors may be removed from office at any time, but only for cause and only by the affirmative vote of not less than 66-2/3% of the total number of votes of the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, and only if notice of such proposal was contained in the notice of such meeting. At least 30 days prior to any meeting of stockholders where the removal of directors prior to expiration of their term in office will be considered, written notice shall be sent to the director or directors whose removal will be considered at such meeting. Any vacancy in the Board of Directors resulting from any such removal or otherwise shall be filled in accordance with Section 5.3 hereof.

5.3 Vacancies and Change of Authorized Number.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may only be filled by a vote of the majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. In the event that one or more directors resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect not earlier than the date on which such resignation or resignations shall become effective. Notwithstanding the foregoing, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of this Certificate, vacancies and newly created directorships of such class or classes or series may only be filled by a majority of the directors elected by such class or classes or series thereof in office, or by a sole remaining director so elected. Each director chosen in accordance with this Section 5.3 shall hold office until the next election of the class for which such director shall have been chosen, and until such director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.

5.4 Directors Elected by Holders of Preferred Stock.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the certificate of designations applicable thereto, and such directors so elected shall not be divided into classes pursuant to Section 5.1 unless expressly provided by this Certificate or the certificate of designations applicable thereto.

5.5 Limitation of Liability.

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director: (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law; (c) for liability under Section 174 of the DGCL; or (d) for any transaction from which the director received any improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation’s directors to the Corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the DGCL. Any repeal or modification of this Section 5.5 shall be prospective only, and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

6 INDEMNIFICATION

6.1 Authorization of Indemnification

Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the DGCL, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person (except for a suit or action pursuant to Section 6.2 hereof) only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The indemnification conferred in this Section 6.1 also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys’ fees) incurred in the defense of or other involvement in any such Proceeding in advance of its final disposition; provided, however, that, if and to the extent the DGCL requires, the payment of such expenses (including attorneys’ fees) incurred by a director or officer in advance of the final disposition of a Proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 6.1 or otherwise; and provided further, that, such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate.

6.2 Right of Claimant To Bring Action Against the Corporation

If a claim under Section 6.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under Section 6.1, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (in the manner provided under the DGCL) to have made a determination prior to or after the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL shall not be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Unless otherwise specified in an agreement with the claimant, an actual determination by the Corporation (in the manner provided under the DGCL) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action, but shall create a presumption that the claimant has not met the applicable standard of conduct.

6.3 Non-Exclusivity

The rights to indemnification and advance payment of expenses provided by Section 6.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

6.4 Survival of Indemnification

The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, Section 6.1 hereof shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

6.5 Insurance

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person’s status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

7 SPECIAL MEETINGS OF STOCKHOLDERS

Special meetings of the stockholders may be called at any time but only by (a) the chairman of the board of the Corporation or (b) a majority of the directors in office, although less than a quorum. The business which shall be conducted at any special meeting of the stockholders shall: (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, or (b) be brought before the meeting at the direction of the Board of Directors, or (c) be brought before the meeting by the presiding officer of the meeting provided that a majority of the directors then in office have approved, on the record, that such business be conducted at the meeting.

8 AMENDMENT OF CERTIFICATE OF INCORPORATION

Notwithstanding any other provisions of this Certificate or the Bylaws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate or the Bylaws), the affirmative vote of 75% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of, Section 5, Section 6 or Section 7 hereof, and this Section 8. Notice of any such proposed amendment, repeal or adoption shall be contained in the notice of the meeting at which it is to be considered. Subject to the provisions set forth herein, the Corporation reserves the right to amend, alter, repeal or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law.

9 AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized and empowered to adopt, amend and repeal the Bylaws. Notwithstanding any other provisions of this Certificate or the Bylaws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate or the Bylaws), in order for the stockholders of the Corporation to amend or repeal the Bylaws, the affirmative vote of 75% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required.

10 DURATION

The Corporation is to have perpetual existence.

11 CORPORATE ACTION OUTSIDE OF DELAWARE

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

12 LIMITATION ON STOCKHOLDER ACTION BY WRITTEN CONSENT

No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

Exhibit B

KNOLOGY, INC.

AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE PLAN

ARTICLE 1	PURPOSE	B-1
1.1	General	B-1
ARTICLE 2	EFFECTIVE TERM OF PLAN	B-1
2.1	Effective Date	B-1
2.2	Termination of Plan	B-1
ARTICLE 3	DEFINITIONS	B-1
3.1	Definitions	B-1
ARTICLE 4	ADMINISTRATION	B-8
4.1	Committee	B-8
4.2	Actions and Interpretations by the Committee	B-9
4.3	Authority of Committee	B-9
4.4	Award Certificates	B-10
ARTICLE 5	SHARES SUBJECT TO THE PLAN	B-11
5.1	Number of Shares	B-11
5.2	Share Counting	B-11
5.3	Stock Distributed	B-11
5.4	Limitation on Awards	B-11
ARTICLE 6	ELIGIBILITY	B-12
6.1	General	B-12
ARTICLE 7	STOCK OPTIONS	B-12
7.1	General	B-12
7.2	Incentive Stock Options	B-13
ARTICLE 8	STOCK APPRECIATION RIGHTS	B-14
8.1	Grant of Stock Appreciation Rights	B-14
ARTICLE 9	PERFORMANCE AWARDS	B-15
9.1	Grant of Performance Awards	B-15
9.2	Performance Goals	B-15
9.3	Right to Payment	B-15
9.4	Other Terms	B-15
ARTICLE 10	RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS	B-16
10.1	Grant of Restricted Stock and Restricted Stock Units	B-16
10.2	Issuance and Restrictions	B-16
10.3	Forfeiture	B-16
10.4	Delivery of Restricted Stock	B-16
ARTICLE 11	DIVIDEND EQUIVALENTS	B-17
11.1	Grant of Dividend Equivalents	B-17
ARTICLE 12	STOCK OR OTHER STOCK-BASED AWARDS	B-17
12.1	Grant of Stock or Other Stock-Based Awards	B-17
ARTICLE 13	PROVISIONS APPLICABLE TO AWARDS	B-17
13.1	Stand-Alone, Tandem, and Substitute Awards	B-17
13.2	Term of Awards	B-18
13.3	Form of Payment of Awards	B-18
13.4	Limits on Transfer	B-18

B - i

13.5	Beneficiaries	B-18
13.6	Compliance With Laws	B-18
13.7	Acceleration upon Death, Disability or Retirement	B-19
13.8	Acceleration upon a Change in Control	B-19
13.9	Acceleration for Other Reasons	B-19
13.10	Effect of Acceleration	B-19
13.11	Qualified Performance-Based Awards	B-20
13.12	Termination of Employment	B-21
ARTICLE 14	CHANGES IN CAPITAL STRUCTURE	B-21
14.1	General	B-21
ARTICLE 15	AMENDMENT, MODIFICATION AND TERMINATION	B-22
15.1	Amendment, Modification and Termination	B-22
15.2	Awards Previously Granted	B-23
ARTICLE 16	GENERAL PROVISIONS	B-23
16.1	No Rights to Awards; Non-Uniform Determinations	B-23
16.2	No Stockholder Rights	B-23
16.3	Withholding	B-23
16.4	No Right to Continued Service	B-24
16.5	Unfunded Status of Awards	B-24
16.6	Indemnification	B-24
16.7	Relationship to Other Benefits	B-24
16.8	Expenses	B-24
16.9	Titles and Headings	B-25
16.10	Gender and Number	B-25
16.11	Fractional Shares	B-25
16.12	Government and Other Regulations	B-25
16.13	Governing Law	B-26
16.14	Additional Provisions	B-26
16.15	No Limitations on Rights of Company	B-26

B - ii

KNOLOGY, INC.

AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1 GENERAL. The purpose of the Knology, Inc. Amended and Restated 2002 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Knology, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

EFFECTIVE TERM OF PLAN

2.1 EFFECTIVE DATE. The Plan originally became effective as of December 16, 2002, the date it was first approved by a majority of the stockholders of the Company. The Plan, as amended and restated hereby, shall be effective only if and when it is approved by the stockholders of the Company at the 2004 annual meeting of stockholders (the “Effective Date”). If the Plan, as proposed to be amended and restated hereby, is not approved by the stockholders at the 2004 annual meeting, the Plan shall remain in full force and effect in accordance with its terms as in effect immediately prior to the 2004 annual meeting date, and the term “Effective Date” as used herein shall refer to December 16, 2002, the date on which the Plan was last approved by the stockholders of the Company.

2.2 TERMINATION OF PLAN. No Awards may be granted under the Plan after the ten-year anniversary of the Effective Date, but the Plan shall remain in effect as long as any Awards under it are outstanding.

ARTICLE 3

DEFINITIONS

3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.

(f) “Change of Control” means and includes the occurrence of any one of the following events:

(i) individuals who, at the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control of the Company by virtue of any of the following acquisitions: (A) any acquisition by a person who is on the Effective Date the beneficial owner of 25% or more of the outstanding Company Voting Securities, (B) an acquisition by the Company which reduces the number of Company Voting Securities outstanding and thereby results in any person acquiring beneficial ownership of more than 25% of the outstanding Company Voting Securities; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Parent or Subsidiary, (D) an acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, or (E) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such

Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Company, (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation, or (z) a person who immediately prior to the Reorganization or Sale was the beneficial owner of 25% or more of the outstanding Company Voting Securities) is the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means Knology, Inc., a Delaware corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(l) “Disability” or “Disabled” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

(m) “Dividend Equivalent” means a right granted to a Participant under Article 11.

(n) “Effective Date” has the meaning assigned such term in Section 2.1.

(o) “Eligible Participant” means an employee, officer, director or consultant of the Company or any Affiliate.

(p) “Exchange” means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

(q) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(r) “Good Reason” has the meaning assigned such term in the employment agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Good Reason” shall mean any of the following acts by the Company or an Affiliate after the occurrence of a Change in Control, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or the Affiliate promptly after receipt of notice thereof given by the Participant): (i) the assignment to the Participant of duties materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to a Change in Control, (ii) a reduction by the Company or an Affiliate in the Participant’s base salary, (iii) the Company or an Affiliate requiring the Participant, without his or her consent, to be based at any office or location more than 35 miles from the location at which the Participant was stationed immediately prior to the Change in Control, or (iv) the continuing material breach by the Company or an Affiliate of any employment agreement between the Participant and the Company or an Affiliate after the expiration of any applicable period for cure.

(s) “Grant Date” means the date an Award is made by the Committee.

(t) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(u) “Market-Priced Option or Market-Priced SAR” means an Option or SAR, as the case may be, having an exercise price or base price equal to the Fair Market Value of the underlying Stock on the Grant Date.

(v) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(w) “Nonstatutory Option” means an Option that is not an Incentive Stock Option.

(x) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(y) “Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(z) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(aa) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(bb) “Performance Award” means Performance Shares or Performance Units granted pursuant to Article 9.

(cc) “Performance Share” means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of

Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(dd) “Performance Unit” means a right granted to a Participant under Article 9 to a cash incentive award, or a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(ee) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff) “Plan” means the Knology, Inc. Amended and Restated 2002 Long-Term Incentive Plan, as amended from time to time.

(gg) “Qualified Performance-Based Award” means an award made to an officer of the Company that is either (i) a Market-Priced Option or SAR, or (ii) any other Award, including, without limitation, a cash incentive award, that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Performance Criteria as set forth in Section 13.11.

(hh) “Qualified Performance Criteria” means one or more of the performance criteria listed in Section 13.11(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(ii) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(jj) “Restricted Stock Unit Award” means the right to receive shares of Stock in the future, granted to a Participant under Article 10.

(kk) “Retirement” means a Participant’s termination of employment with the Company or an Affiliate with the Committee’s approval after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, as determined by the Committee in its reasonable judgment.

(ll) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(mm) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 14.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 14.1.

(nn) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

(oo) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(pp) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(qq) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(rr) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two “independent” directors as defined by Nasdaq rules) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 13, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a formula program for equity awards to Non-Employee Directors as approved by the Board from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

To the extent permitted under Delaware law, the Board or the Committee may by resolution expressly delegate to one or more officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made with respect to Awards to Eligible Participants who are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 3,000,000.

5.2. SHARE COUNTING.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c) Only the number of Shares issued and delivered upon exercise of a Stock Appreciation Right shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(d) If the exercise price of an Option (but not the resulting tax obligation) is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(e) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason, including a cashless exercise arrangement (but excluding any Shares withheld to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 300,000. The maximum fair market value (measured as of the Grant Date) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may not be granted to Eligible Participants who are not employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, subject to 7.2(a) with respect to Incentive Stock Options.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 13.9, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) EXERCISE PRICE. The exercise price per Share for any Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

(b) LAPSE OF OPTION. An Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4), (5) and (6) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, or more than three months after termination of employment for any other reason, it will automatically become a Nonstatutory Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability, death or termination for Cause.

(4) One year after the termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One year after the Participant’s death, if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

(6) The date of the termination of the Participant’s Continuous Status as a Participant if such termination is for Cause.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 13.5.

(c) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(d) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(e) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

(f) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(g) ELIGIBLE GRANTEES. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date in the case of any Stock Appreciation Right related to an Incentive Stock Option.

(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares or Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares or Performance Units granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any one or more of the Qualified Performance Criteria listed in Section 13.11(b) or any other criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Awards that will be paid to the Participant.

9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

10.1. GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units.

10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

DIVIDEND EQUIVALENTS

11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 12

STOCK OR OTHER STOCK-BASED AWARDS

12.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or (subject to Section 15.2(c)) in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

13.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(d) applies, five years from its Grant Date).

13.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

13.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.5 BENEFICIARIES. Notwithstanding Section 13.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6. COMPLIANCE WITH LAWS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.7 ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Notwithstanding any other provision in the Plan or any Participant’s Award Certificate to the contrary, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, or upon the Participant’s Retirement, all of such Participant’s outstanding Options, SARS, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on the Participant’s outstanding Awards shall lapse. Any Options, SARs and other Awards in the nature of rights that may be exercised shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in one or more particular Award Certificates, upon the occurrence of a Change in Control, all outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Options, SARs and other Awards in the nature of rights that may be exercised shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.

13.9. ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 13.7 or 13.8 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.

13.10 EFFECT OF ACCELERATION. If an Award is accelerated under Section 13.8 or Section 13.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.11. QUALIFIED PERFORMANCE-BASED AWARDS.

(a) The provisions of the Plan are intended to ensure that all Market-Priced Options and Stock Appreciation Rights granted hereunder to any Covered Employee qualify for the Section 162(m) Exemption.

(b) When granting any other Award to an officer of the Company, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Performance Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate: (1) earnings per share, (2) EBITDA (earnings before interest, taxes, depreciation and amortization), (3) EBIT (earnings before interest and taxes), (4) economic profit, (5) cash flow, (6) sales growth, (7) net profit before tax, (8) gross profit, (9) operating income or profit, (10) return on equity, (11) return on assets, (12) return on capital, (13) changes in working capital, (14) stockholder return, (15) number of customer connections, (16) average revenue per unit, (17) operating expense per connection, or (18) capital expenditure per net additional connection.

(c) Each Qualified Performance-Based Award (other than a Market-Priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, upon the occurrence of a Change in Control, or upon termination of the Participant’s employment without Cause or for Good Reason within 12 months after the effective date of a Change in Control.

(d) Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. The determination of whether performance goals have been met shall (i) to the extent applicable, be based on financial results reflected in the Company’s audited financial statements prepared in accordance with generally accepted accounting principles and reported upon by the Company’s independent accountants and (ii) be objective, so that a third party having knowledge of the relevant facts could determine whether such performance goals are met. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. Notwithstanding the foregoing, the Committee may adjust any performance goals during or after the performance period to mitigate the unbudgeted impact of unusual or non-recurring gains and losses, accounting changes, acquisitions, divestitures or “extraordinary items” within the meaning of generally accepted accounting principles and that were not foreseen at the time such performance goals were established.

(e) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any calendar year period to a Participant.

13.12. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii)

adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares issuable under the Plan, (iii) expand the types of awards provided under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material amendment requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

15.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may, without additional consideration, amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Article 14, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 16

GENERAL PROVISIONS

16.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

16.2. NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

16.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

16.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

16.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (including, but not limited to, attorneys fees) that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

16.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company or its Affiliates.

16.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.11. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

16.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

16.14 ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

16.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Knology, Inc. Amended and Restated 2002 Long-Term Incentive Plan as adopted by the Board on February 4, 2004 and submitted to the stockholders for approval at the 2004 annual meeting.

KNOLOGY, INC.

By:

Its:	Secretary

Exhibit C

KNOLOGY, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors of Knology, Inc. (the “Company”) to assist the Board of Directors in the oversight of:

•	the accounting and financial reporting processes of the Company,

•	the audits of the financial statements of the Company,

•	the integrity of the Company’s financial statements,

•	the Company’s compliance with legal and regulatory financial disclosure requirements,

•	the independent auditors’ qualifications and independence,

•	the performance of the Company’s internal audit function and independent auditors, and

•	preparing a report of the Committee which is to be included in the Company’s proxy statement relating to the annual meeting of stockholders and the Company’s annual report filed on Form 10-K with the Securities and Exchange Commission (“SEC”), which complies with the applicable rules and regulations of the SEC.

In furtherance of these purposes, the Committee shall maintain direct communication among the Company’s independent auditors and director of internal audit and the Board of Directors. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the authority to retain at the Company’s expense outside legal, accounting, consultants or other advisors and experts to advise the Committee and to receive appropriate funding, as determined by the Committee, from the Company for the payment of the compensation of such advisors. The authority to retain outside consultants or advisors will generally be exercised in response to specific circumstances that give rise to a Committee determination that such action is in the best interest of the Company. The independent auditors shall report directly to the Committee and are ultimately accountable to the Committee and the Board of Directors.

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

COMPOSITION OF THE COMMITTEE

The members of the Committee shall be no less than three in number, shall be independent directors meeting the requirements of the Nasdaq National Market (“Nasdaq”) listing standards and the rules of the Securities and Exchange Commission (the “SEC”) and shall be appointed by the Board of Directors on the recommendation of the Nominating Committee. All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement at the time of their appointment. The Board of Directors shall designate the Chairman of the Committee. In the absence of such designation, the members of the Committee may designate a chairman by majority vote. At least one member of the committee shall be an “audit committee financial expert” within the meaning set forth by the rules of the SEC. The Board of Directors may, at any time, remove one or more directors as members of the Committee.

In light of the extraordinary commitment of time and attention required of members of the Committee in fulfilling their responsibilities, no member of the Committee shall be a member of the audit committee, or a committee fulfilling similar functions, of more than two other public companies.

AUTHORITY AND RESPONSIBILITIES

The Committee shall:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal controls system.

•	At least annually, review and reassess the adequacy of this Charter and evaluate the performance of the Committee and report the results thereof to the Board of Directors.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

•

In consultation with corporate management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss policies with respect to risk assessment and risk management, including significant financial risk exposures and the steps corporate management has taken to monitor, control, and report such exposures.

•	At least annually, review and discuss with the independent auditors regarding the qualifications, independence as defined by the SEC and Nasdaq rules and performance of the independent auditors and present its conclusions to the Board of Directors annually in advance of the annual meeting of stockholders. As part of such annual review, obtain and review a formal written report by the independent auditors describing:

•	the independent auditors’ internal quality-control procedures,

•	all relationships between the independent auditors and the Company with all disclosures required by Independence Standards Board Standard No. 1,

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and

•	any steps taken to deal with any such issues.

•	Annually obtain and review a report from the independent auditors, which shall be delivered prior to and within 90 days of the filing of the audit report with the SEC, which sets forth:

•	All critical accounting policies and practices used by the Company,

•	All alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm, and

•	Other material written communication between the independent auditors and management.

•	Review all major accounting policy matters involved in the preparation of interim and annual financial reports with corporate management and any deviations from prior practice with the independent auditors.

•

Directly appoint, retain, compensate, evaluate, oversee, and terminate the Company’s independent auditors. The Committee shall have the sole authority to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In accordance with applicable law, the Committee may delegate this authority to one or more designated members of the Committee; provided that any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly-scheduled meeting.

•	Satisfy itself as to the professional competency of the director of internal audit and the adequacy of his staff in discharging the responsibility of the office. Review with management the appointment and replacement of the director of internal audit.

•	Review with the independent auditors and with the director of internal audit, at a time when the annual audit plan is being developed, the plan’s timing, scope, staffing, locations, foreseeable issues, priorities and procedures, the coordination between the independent auditors and the director of internal audit in executing the plan and the engagement team.

•	Review annually the Company’s internal auditing program and significant reports with the director of internal audit and corporate management’s response and follow-up to those reports.

•	Meet separately, periodically, with corporate management, the director of internal audit and the independent auditors.

•	Meet quarterly with corporate management and with the independent auditors to review and discuss the annual audited financial statements, including footnotes, the unaudited quarterly financial results prior to any early release of earnings, the quarterly financial statements and quarterly reports on Form 10-Q prior to their filing with the Commission or distribution, including, in each case, a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In discharging this obligation, receive and review, if necessary, a report from the controller as to any unusual deviations from prior practice that were included in the preparation of the annual or quarterly financial results. Review and discuss (1) the type and presentation of information to be included in draft press releases of un-audited interim and annual financial results before public release and (2) financial information and earnings guidance provided to analysts and ratings agencies.

•

Review with the independent auditors, on completion of the annual audit, their experience, any difficulties encountered, any restrictions on their work, cooperation received, significant disagreements with corporate management, their findings and their recommendations. Oversee the resolution of any disagreements between management and the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

•	Review the application of significant regulatory, accounting and auditing initiatives, including new pronouncements, as well as off-balance sheet structures on the Company’s financial statements.

•	Review and assess the adequacy of internal accounting procedures and controls, and any programs that the Company has instituted to correct any control deficiencies noted by the director of internal audit in his periodic review or the independent auditors in their annual review. Discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.

•	Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Establish clear hiring policies for current or former employees of the independent auditors.

•	Review and approve all related-party transactions unless such review is otherwise delegated by the Board of Directors to another body.

•	Report annually to the Board of Directors, after the close of each fiscal year but prior to the Company’s annual meeting of stockholders, as well as on any other occasion, any issues that arise with respect to the quality or integrity of the Company’s publicly reported financial statements, the Company’s compliance with legal or regulatory financial disclosure requirements, the performance and independence of the independent auditors, the performance of the internal audit function, or whatever it deems appropriate concerning the activities of the Committee.

•	Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

COMMITTEE MEETINGS

The Committee shall meet at least four times per year. Minutes of each of these meetings shall be kept, and the Chief Financial Officer will function as the management liaison officer to this Committee.

KNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert K. Mills and Greg Powell, or either of them in case the other is unable or unwilling to act, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Knology, Inc. held of record by the undersigned on March 11, 2004, at the 2004 Annual Meeting of Stockholders to be held on May 4, 2004 or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the notice of the annual meeting of stockholders and of the accompanying proxy statement and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 through 6 and in the discretion of the proxy holder on any other matter that may properly come before the meeting and adjournment or postponement thereof.

1.	ELECTION OF CLASS I AND CLASS II DIRECTORS:

On the proposal to elect the following directors to serve for the terms indicated and until their successors are duly elected and qualified.

Director	Term
Class I:
William Laverack, Jr.	2006
Bret D. Pearlman	2006
Class II:
Alan A. Burgess	2007
Donald W. Burton	2007
William H. Scott, III	2007

☐	FOR ALL NOMINEES LISTED ABOVE	☐	WITHHOLD AUTHORITY

To withhold authority to vote for any individual nominee write the name in the space provided:

_________________________________________________________________________________

Failure to follow this procedure to withhold authority to vote for any individual nominee will result in the granting of authority to vote for the election of such nominee.

2.	APPROVAL OF THE ELIMINATION OF DESIGNATIONS FOR OUR PREFERRED STOCK IN OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION: On the proposal to approve the elimination of designations for our preferred stock in our amended and restated certificate of incorporation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	APPROVAL OF CERTAIN CHANGES IN OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO THE MANNER IN WHICH OUR NON-VOTING COMMON STOCK CONVERTS INTO COMMON STOCK: On the proposal to approve certain changes in the manner in which our non-voting common stock converts into common stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	APPROVAL OF THE LIMITATION ON STOCKHOLDER ACTION BY WRITTEN CONSENT IN OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION: On the proposal to approve the limitation on stockholder action by written consent in our amended and restated certificate of incorporation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	APPROVAL OF THE REPRICING OF CERTAIN OF OUR STOCK OPTIONS: On the proposal to approve the repricing of certain of our stock options.

☐	FOR	☐	AGAINST	☐	ABSTAIN

6.	APPROVAL OF AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE PLAN: On the proposal to approve the Amended and Restated 2002 Long-Term Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

7.	OTHER MATTERS: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

DATED:                                         , 2004

Social Security Number/Taxpayer Identification Number	Signature

Signature, if held jointly

Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.